UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2019

Item 1. Report to Stockholders.

Annual Report
For the Year Ended March 31, 2019

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling (866) 236-0050.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Osterweis Funds, call (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments for complete Fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

ECB – European Central Bank

USD – United States Dollar

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 Index and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

The Russell 2000 Value Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit a value probability.

The Mortgage Bankers Association Refinance Index is a weekly measurement that helps to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

All return and currency figures are shown in USD.

Treasury inflation protected securities (TIPS) refer to a treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

A spread is the difference between the bid and the ask price of a security or asset. It can also refer to an options position established by purchasing one option and selling another option of the same class but of a different series.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade and non-investment grade (high yield) categories are determined by credit ratings from Standard and Poor’s and Moody’s, which are private independent rating services that assign grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Moody’s ratings are expressed as letters and numbers ranging from ‘Aaa’, which is the highest grade, to ‘C’, which is the lowest grade. A Standard and Poor’s rating of BBB- or higher is considered investment grade. A Moody’s rating of Baa3 or higher is considered investment grade. A Standard and Poor’s rating below BBB- is considered noninvestment grade. A Moody’s rating below Baa3 is considered non-investment grade.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Earnings growth is not representative of the Fund’s future performance.

The Osterweis Funds are available by prospectus only. The Osterweis Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other important information about the Funds. You may obtain a summary or statutory prospectus by calling toll free at (866) 236-0050. Please read the prospectus carefully before investing to ensure the Fund is appropriate for your goals and risk tolerance.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	3
Fund Overview	4
Schedule of Investments	5
Osterweis Strategic Income Fund
Portfolio Managers’ Review	7
Fund Overview	8
Schedule of Investments	9
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	14
Fund Overview	16
Schedule of Investments	17
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	22
Fund Overview	23
Schedule of Investments	24
Osterweis Total Return Fund
Portfolio Managers’ Review	25
Fund Overview	27
Schedule of Investments	28
Financial Statements
Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets
Osterweis Fund	34
Osterweis Strategic Income Fund	35
Osterweis Strategic Investment Fund	36
Osterweis Emerging Opportunity Fund	37
Osterweis Total Return Fund	38
Financial Highlights
Osterweis Fund	39
Osterweis Strategic Income Fund	40
Osterweis Strategic Investment Fund	41
Osterweis Emerging Opportunity Fund	42
Osterweis Total Return Fund	43
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	56
Expense Examples	57
Trustees and Executive Officers	59
Additional Information	62
Privacy Notice	64

Letter from the Chief Investment Officer

April 22, 2019

Dear Osterweis Funds Shareholders,

After suffering a tumultuous fourth quarter last year, the stock market rebounded nicely in the first quarter of 2019. Fears of an economic slowdown, escalating trade wars and monetary tightening gave way to optimism over continued economic expansion, low unemployment, a trade deal with China and a recognition that the Federal Reserve (the “Fed”) was pretty much done with its tightening cycle. The rally stalled a bit in March following Fed Chairman Powell’s remarks about a possible slowdown in the economy, but by then the markets had already posted substantial gains driven by strong earnings.

Moreover, parts of the yield curve again inverted, a “true” sign of impending recession. The real truth is that the yield curve has a habit of inverting more often than the economy has of going into recession. While there is no question the world faces a broad-based global slowdown, we think the U.S. economy should continue growing at a moderate pace with inflation well in check. The Fed has a dual mandate of (1) maintaining full employment and (2) stabilizing prices (i.e., low inflation). Since inflation is at or below the Fed’s target of 2%, we expect the Fed to be focused on maintaining full employment. Conclusion: a partially inverted yield curve in a low-interest rate environment does not necessarily indicate impending recession. Central banks around the world are running very accommodative policies, and underlying economic activity continues to be healthy, albeit moderating.

Our forecast, therefore, is that we will continue to be in a slow growth environment with moderate inflation. This has been the theme ever since the great financial crisis of 2008. We remain cautious given the extended duration of our economic recovery.

Going forward, the stock market may well experience some volatility as investors vacillate in their collective assessment of economic growth, inflation, interest rates and the political landscape.  And, of course, there is some risk of an earnings recession as opposed to a general economic recession. But to the extent we own companies with steady or improving earnings and cash flows, we expect to be well served over time.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John Osterweis

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2018 to March 31, 2019 the Osterweis Fund (the “Fund”) generated a total return of 9.86% versus 9.50% for the S&P 500 Index (the “S&P 500”). (Please see standardized performance in the table following this review.)

Market Review

The past twelve months have been a bumpy ride in the financial markets, but most major indices finished the period higher than where they started. The first few months were calm, and the S&P 500 rallied steadily from April through September. But in October sentiment changed. Issues that had been simmering on the back burner suddenly became top of mind, particularly concerns about the Federal Reserve’s tightening cycle, trade wars and the U.S. government shutdown, and by the end of December nearly all major indexes were negative for the year. But dovish comments from the Federal Reserve in early January triggered a major snap-back rally that pushed most domestic equity indexes higher for both the quarter and the trailing 12 months. Global stocks also had a strong first quarter, but some international indices were still negative for the full trailing twelve-month period.

Portfolio Review

For the twelve-month period ending March 31, 2019 the Fund slightly outperformed the S&P 500. We effectively utilized cash to boost our returns, raising our position to a peak of 11% in early December, which allowed us to purchase several promising companies at attractive valuations following the year-end correction. Our final cash allocation was just 3%.

Security selection drove the majority of the portfolio’s performance during the period. Our holdings across multiple sectors, including energy, materials, financials, industrials, health care, and consumer staples beat their counterparts in the S&P 500. Our top performing sector, energy, outperformed on both a relative and an absolute basis. Additionally, we were materially overweight health care, which further boosted our returns.

The laggards in the Fund were concentrated primarily in three sectors: consumer discretionary, information technology, and communication services, which underperformed on both a relative and absolute basis.

Outlook & Portfolio Positioning

In the near-to-medium term we expect the economy will continue its slow growth trajectory with moderate inflation. This has been the theme ever since the great financial crisis of 2008, but we remain cautious given the extended duration of the recovery. As such, we continue to focus our investments in companies that are enjoying strong secular tailwinds, that have strong balance sheets and relatively low leverage, that have significant competitive advantages, and that can experience accelerating earnings and cash flow growth.

Going forward, the stock market may well experience some volatility as investors vacillate in their collective assessment of economic growth, inflation, interest rates and the political landscape. And, of course, there is some risk of an earnings recession as opposed to a general economic recession. But to the extent we own companies with steady or improving earnings and cash flows, we expect to be well served over time.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2019

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	9.86%	9.02%	4.54%	10.76%	6.88%	10.04%
S&P 500 Index	9.50	13.51	10.91	15.92	8.57	9.51
Gross/Net Expense Ratio as of 3/31/2018: 1.15%/0.96%1
[1]
As of most recent Prospectus dated June 30, 2018.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2019.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	6.3%
Enterprise Products Partners L.P.	4.8
Brookfield Asset Management, Inc. – Class A	4.4
Microsoft Corp.	4.2
Danaher Corp.	4.2
NextEra Energy, Inc.	4.0
Boeing Co.	3.8
US Foods Holding Corp.	3.6
Waste Connections, Inc.	3.2
IHS Markit Ltd.	3.2
Total	41.7%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2019

Shares		Value
Common Stocks: 90.8%

Aerospace & Defense: 3.8%
12,650	Boeing Co.	$4,824,963

Air Freight & Logistics: 1.7%
12,160	FedEx Corp.	2,205,946

Capital Markets: 4.4%
120,229	Brookfield Asset
	Management, Inc. – Class A	5,608,683

Commercial Services & Supplies: 3.2%
46,990	Waste Connections, Inc.	4,162,844

Diversified Consumer Services: 2.7%
75,035	ServiceMaster Global
	Holdings, Inc.[1]	3,504,134

Diversified Financial Services: 1.5%
9,500	Berkshire Hathaway, Inc.[1]	1,908,455

Electric Utilities: 4.0%
26,540	NextEra Energy, Inc.	5,130,713

Equity Real Estate Investment Trusts – REITS: 7.7%
30,520	Crown Castle International Corp.	3,906,560
28,435	Digital Realty Trust, Inc.	3,383,765
121,155	VICI Properties, Inc.	2,650,871
		9,941,196
Food & Staples Retailing: 3.6%
130,900	US Foods Holding Corp.[1]	4,569,719

Health Care Equipment & Supplies: 8.3%
41,000	Danaher Corp.	5,412,820
54,590	Hologic, Inc.[1]	2,642,156
8,500	Teleflex, Inc.	2,568,360
		10,623,336
Industrial Conglomerates: 1.5%
9,265	3M Co.	1,925,082

Interactive Media & Services: 6.3%
6,934	Alphabet, Inc. – Class C1	8,135,731

IT Services: 5.2%
18,635	Broadridge Financial Solutions, Inc.	1,932,263
17,655	Cognizant Technology
	Solutions Corp. – Class A	1,279,105
22,030	Visa, Inc. – Class A	3,440,866
		6,652,234
Machinery: 2.1%
61,260	Pentair Plc	2,726,683

Media: 3.1%
11,595	Charter Communications,
	Inc. – Class A1	4,022,421

Multiline Retail: 2.0%
22,010	Dollar General Corp.	2,625,793

Oil, Gas & Consumable Fuels: 1.9%
176,370	Antero Midstream Corp.	2,430,379

Personal Products: 2.5%
55,070	Unilever NV – NYRS	3,210,030

Pharmaceuticals: 4.9%
18,685	Johnson & Johnson	2,611,976
38,545	Novartis AG – ADR	3,705,716
		6,317,692
Professional Services: 3.2%
74,845	IHS Markit Ltd.[1]	4,070,071

Road & Rail: 1.0%
8,995	Old Dominion Freight Line, Inc.	1,298,788

Semiconductors & Semiconductor Equipment: 6.8%
54,810	Applied Materials, Inc.	2,173,765
37,975	Micron Technology, Inc.[1]	1,569,507
17,770	Monolithic Power Systems, Inc.	2,407,657
14,100	NVIDIA Corp.	2,531,796
		8,682,725
Software: 6.7%
46,030	Microsoft Corp.	5,428,778
28,005	Synopsys, Inc.[1]	3,224,776
		8,653,554
Trading Companies & Distributors: 2.7%
100,271	Air Lease Corp.	3,444,308

Total Common Stocks
(Cost $83,746,514)		116,675,480

Partnerships & Trusts: 4.8%

Oil, Gas & Consumable Fuels: 4.8%
211,255	Enterprise Products Partners L.P.	6,147,521

Total Partnerships & Trusts
(Cost $0)		6,147,521

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount	Value
Bonds: 1.5%
Corporate Bonds: 1.5%

Food Products: 1.5%
Tyson Foods, Inc.
$2,000,000	3.091% (3 Month LIBOR
USD + 0.450%), 08/21/2020[2]	$1,997,627

Total Corporate Bonds
(Cost $2,000,483)	1,997,627

Total Bonds
(Cost $2,000,483)	1,997,627

Shares
Short-Term Investments: 3.0%

Money Market Funds: 3.0%
3,858,684	Federated U.S. Treasury
Cash Reserves – Class I, 2.284%[3]	3,858,684

Total Money Market Funds
(Cost $3,858,684)	3,858,684

Total Short-Term Investments
(Cost $3,858,684)	3,858,684

Total Investments in Securities: 100.1%
(Cost $89,605,681)	128,679,312
Liabilities in Excess of Other Assets: (0.1)%	(148,788)
Total Net Assets: 100.0%	$128,530,524

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
NYRS – New York Registry Shares
USD – United States Dollar
[1]	Non-income producing security.
[2]	Variable rate security; rate shown is the rate in effect on March 31, 2019.
[3]	Annualized seven-day yield as of March 31, 2019.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2019, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 2.67%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 4.48% over the same period. (Please see standardized performance in the table following this review.) The Fund also underperformed the Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 4.53% over the same period.1

Market Review

The past twelve months have been a volatile period in the financial markets, and fixed income has been no exception. From April to October, high yield bonds performed well, buoyed by a strong equity market rally, while investment grade bonds struggled as Treasury yields drifted higher and the Federal Reserve raised rates twice. The situation changed dramatically in October, when the bull market suddenly turned bearish, and by the end of the year all of the 2018 gains for both equities and high yield bonds were wiped out. Not surprisingly, Treasuries rallied during the fourth quarter as investors attempted to de-risk their portfolios during the sell-off. Optimism returned in the first quarter of 2019, when dovish comments from the Federal Reserve triggered a major snap-back rally that boosted both stocks and high yield bonds. Importantly, during the rally, the usual rotation out of Treasuries did not happen. Rather, Treasury markets staged their own rally, causing the middle of the yield curve to invert.

Portfolio Review

For the twelve months ending March 31, 2019, sector allocation and issue selection each boosted performance versus the BC Univ, but our overall returns lagged this index during the period as our duration management detracted from performance.

The aforementioned yield curve inversion was the major factor in our underperformance, as we deliberately maintain a shorter duration profile than the BC Univ to shield against rising rates. The rally was primarily in the so-called “belly” of the curve (3-7 year maturities), which benefitted the BC Univ more than it benefitted our portfolio, as most of our exposure is in shorter-dated issues.

Sector allocation was the largest positive contributor to the Fund’s relative results. Within the benchmark, high yield was among the best performing sectors. Consequently, the Fund’s significant overweight in high yield boosted relative returns. During the past twelve months, the Fund’s high yield weighting averaged 72%, compared to an average weighting of 5% for the benchmark. In addition, our allocation to equity-sensitive convertible bonds, an off-benchmark sector, though not large, added value on an absolute as well as relative basis and notched double-digit returns. On the downside, our preferred stock and busted convertible holdings each detracted from our performance on both an absolute and a relative basis.

Issue selection also gave the Fund another leg up, primarily because the vast majority of our high yield securities finished the period in positive territory. Our security selection in the investment grade sector also gave the Fund a boost despite the small allocation.

Outlook & Portfolio Positioning

Going forward we expect the economy to continue its slow upward trajectory with moderate inflation. Although we’ve been saying the same thing for a little while now, it bears repeating: during low growth environments, small deviations from expectations can produce big market swings that could yield some interesting opportunities. We are continuing to upgrade our positioning with an eye towards managing credit quality, while garnering reasonable returns. We do not feel that now is the time to stretch for yield following the strong rebound we have seen this year. In the meantime, given the very flat yield curve, shorter duration higher quality bonds are a good value, as are selective convertible bonds.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2019

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	2.67%	6.42%	3.53%	6.89%	5.76%	6.58%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48	2.03	2.74	3.77	3.89	4.12
Gross Expense Ratio as of 3/31/2018: 0.88%1
[1]	As of most recent Prospectus dated June 30, 2018. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Debt Holdings (% of Net Assets)
XPO Logistics, Inc., 6.500%	2.2%
Carrols Restaurant Group, Inc., 8.000%	1.9
Consolidated Energy Finance SA, 6.361%	1.9
Teck Resources Ltd., 8.500%	1.8
Avation Capital SA, 6.500%	1.7
DISH DBS Corp., 5.125%	1.6
Unisys Corp., 10.750%	1.6
Navistar International Corp., 4.750%	1.6
Hecla Mining Co., 6.875%	1.5
Century Aluminum Co., 7.500%	1.5
Total	17.3%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2019

Shares		Value
Common Stocks: 2.6%

Food & Staples Retailing: 1.2%
1,836,308	Southeastern Grocers, Inc.[1,2,6]	$67,943,396
61,582,000	Tops Holding, Litigation
	Trust Proceeds[1,2,6,9]	46,248
		67,989,644
Machinery: 0.7%
2,339,450	Blue Bird Corp.[2,6]	39,606,889

Metals & Mining: 0.7%
823	Real Alloy Holding, Inc.[1,2,6]	36,489,855

Total Common Stocks
(Cost $173,476,675)		144,086,388

Convertible Preferred Stocks: 0.9%

Road & Rail: 0.9%
490,000	Daseke, Inc., 7.625%[3,6]	50,021,475

Total Convertible Preferred Stocks
(Cost $49,000,000)		50,021,475

Principal
Amount
Bonds: 82.0%
Corporate Bonds: 73.0%

Aerospace & Defense: 2.5%
	ADS Tactical, Inc.
$66,963,000	9.000%, 12/31/2023[1,3,6]	67,806,399
	General Dynamics Corp.
12,500,000	3.077% (3 Month LIBOR
	USD + 0.380%), 05/11/2021[4]	12,557,527
	Kratos Defense &
	Security Solutions, Inc.
5,412,000	6.500%, 11/30/2025[3]	5,716,425
	Spirit AeroSystems, Inc.
51,276,000	3.411% (3 Month LIBOR
	USD + 0.800%), 06/15/2021[4]	50,985,382
		137,065,733
Air Freight & Logistics: 2.2%
	XPO Logistics, Inc.
117,774,000	6.500%, 06/15/2022[3]	120,423,915

Airlines: 2.0%
	American Airlines 2012-2
	Class C Pass Through Trust
75,500,000	4.700%, 06/03/2021	76,202,112
	United Continental Holdings, Inc.
36,846,000	4.250%, 10/01/2022	36,995,595
		113,197,707
Auto Components: 1.2%
	American Axle &
	Manufacturing, Inc.
7,728,000	7.750%, 11/15/2019	7,916,370
34,046,000	6.625%, 10/15/2022	34,939,707
21,500,000	6.250%, 03/15/2026	20,855,000
		63,711,077
Automobiles: 1.9%
	Harley-Davidson
	Financial Services, Inc.
24,000,000	3.141% (3 Month LIBOR
	USD + 0.500%), 05/21/2020[3,4]	24,007,361
	Jaguar Land Rover Automotive Plc
25,230,000	4.250%, 11/15/2019[3]	25,293,075
	Volkswagen Group of
	America Finance LLC
20,000,000	3.458% (3 Month LIBOR
	USD + 0.770%), 11/13/2020[3,4]	20,066,111
34,000,000	3.638% (3 Month LIBOR
	USD + 0.940%), 11/12/2021[3,4]	34,074,019
		103,440,566
Beverages: 1.0%
	Beverages & More, Inc.
55,700,000	11.500%, 06/15/2022[3]	41,775,000
	Cott Holdings, Inc.
14,050,000	5.500%, 04/01/2025[3]	14,225,625
		56,000,625
Building Products: 3.1%
	Cleaver-Brooks, Inc.
58,723,000	7.875%, 03/01/2023[3]	54,465,583
	Griffon Corp.
66,798,000	5.250%, 03/01/2022	65,963,025
	PGT Escrow Issuer, Inc.
49,750,000	6.750%, 08/01/2026[3]	51,864,375
		172,292,983
Capital Markets: 1.7%
	Donnelley Financial Solutions, Inc.
32,727,000	8.250%, 10/15/2024	33,054,270
	Oppenheimer Holdings, Inc.
59,000,000	6.750%, 07/01/2022	60,327,500
		93,381,770
Chemicals: 2.9%
	CF Industries, Inc.
2,728,000	7.125%, 05/01/2020	2,854,170
	Consolidated Energy Finance SA
103,840,000	6.361% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[3,4]	103,532,459
34,500,000	6.875%, 06/15/2025[3]	34,931,250

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
Chemicals: 2.9% (Continued)
	DowDuPont, Inc.
$18,500,000	3.394% (3 Month LIBOR
	USD + 0.710%), 11/15/2020[4]	$18,634,666
		159,952,545
Commercial Services & Supplies: 5.3%
	GFL Environmental, Inc.
33,342,000	5.625%, 05/01/2022[3]	32,508,450
	Harland Clarke Holdings Corp.
50,775,000	8.375%, 08/15/2022[3]	46,037,692
	LSC Communications, Inc.
66,291,000	8.750%, 10/15/2023[3]	70,434,188
	Quad/Graphics, Inc.
61,528,000	7.000%, 05/01/2022	61,792,570
	R.R. Donnelley & Sons Co.
26,875,000	7.875%, 03/15/2021	27,714,844
22,311,000	8.875%, 04/15/2021	23,398,661
12,428,000	7.000%, 02/15/2022	12,707,630
20,200,000	6.500%, 11/15/2023	20,550,268
		295,144,303
Construction & Engineering: 2.2%
	Michael Baker International LLC
79,000,000	8.750%, 03/01/2023[3]	79,790,000
	Tutor Perini Corp.
5,760,000	2.875%, 06/15/2021	5,520,258
38,509,000	6.875%, 05/01/2025[3]	38,465,870
		123,776,128
Construction Materials: 0.3%
	Vulcan Materials Co.
15,185,000	3.211% (3 Month LIBOR
	USD + 0.600%), 06/15/2020[4]	15,166,224

Consumer Finance: 1.4%
	American Express Co.
39,000,000	3.208% (3 Month LIBOR
	USD + 0.525%), 05/17/2021[4]	39,118,775
	Enova International, Inc.
42,500,000	8.500%, 09/01/2024[3]	40,162,500
		79,281,275
Diversified Financial Services: 0.8%
	Aviation Capital Group LLC
30,000,000	3.576% (3 Month LIBOR
	USD + 0.950%), 06/01/2021[3,4]	30,014,101
14,420,000	3.421% (3 Month LIBOR
	USD + 0.670%), 07/30/2021[3,4]	14,337,425
		44,351,526
Electrical Equipment: 1.0%
	Power Solutions International, Inc.
53,000,000	8.500%, 01/01/2020[1,3,6]	53,923,843

Energy Equipment & Services: 1.1%
	McDermott Technology
	Americas, Inc. / McDermott
	Technology U.S., Inc.
75,042,000	10.625%, 05/01/2024[3]	62,378,663

Equity Real Estate Investment Trusts – REITS: 0.5%
	SL Green Operating Partnership L.P.
28,000,000	3.663% (3 Month LIBOR
	USD + 0.980%), 08/16/2021[4]	27,883,188

Food & Staples Retailing: 1.8%
	Cumberland Farms, Inc.
29,420,000	6.750%, 05/01/2025[3]	30,670,350
	KeHE Distributors LLC
70,507,000	7.625%, 08/15/2021[3]	70,154,465
		100,824,815
Food Products: 0.5%
	Conagra Brands, Inc.
9,000,000	3.511% (3 Month LIBOR
	USD + 0.750%), 10/22/2020[4]	8,992,340
	Tyson Foods, Inc.
16,885,000	3.091% (3 Month LIBOR
	USD + 0.450%), 08/21/2020[4]	16,864,968
		25,857,308
Health Care Providers & Services: 2.4%
	Centene Corp.
75,508,000	5.625%, 02/15/2021	76,735,005
	Cigna Corp.
58,500,000	3.265% (3 Month LIBOR
	USD + 0.650%), 09/17/2021[3,4]	58,484,364
		135,219,369
Hotels, Restaurants & Leisure: 3.2%
	Carrols Restaurant Group, Inc.
102,321,000	8.000%, 05/01/2022	104,802,284
	International Game Technology
10,404,000	5.500%, 06/15/2020	10,638,090
	Scientific Games International, Inc.
60,577,000	10.000%, 12/01/2022	63,884,504
		179,324,878
Household Durables: 1.7%
	The New Home Co., Inc.
64,959,000	7.250%, 04/01/2022	58,787,895
	Taylor Morrison Communities, Inc.
34,478,000	6.625%, 05/15/2022	35,770,925
		94,558,820

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
Industrial Conglomerates: 1.6%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
$68,109,000	6.000%, 08/01/2020	$68,841,172
18,700,000	6.250%, 02/01/2022	19,230,145
		88,071,317
IT Services: 2.9%
	Alliance Data Systems Corp.
46,873,000	5.875%, 11/01/2021[3]	48,044,825
22,630,000	5.375%, 08/01/2022[3]	22,969,450
	Unisys Corp.
81,280,000	10.750%, 04/15/2022[3]	89,916,000
		160,930,275
Leisure Products: 1.1%
	American Outdoor Brands Corp.
63,250,000	5.000%, 08/28/2020[1,3,6]	62,940,897

Machinery: 3.2%
	MAI Holdings, Inc.
29,100,000	9.500%, 06/01/2023[3]	27,790,500
	Navistar International Corp.
64,250,000	6.625%, 11/01/2025[3]	65,615,312
	Wabash National Corp.
8,750,000	5.500%, 10/01/2025[3]	8,203,125
	Wabtec Corp.
24,800,000	3.911% (3 Month LIBOR
	USD + 1.300%), 09/15/2021[4]	24,781,486
	Welbilt, Inc.
48,502,000	9.500%, 02/15/2024	52,503,415
		178,893,838
Media: 3.0%
	DISH DBS Corp.
35,730,000	7.875%, 09/01/2019	36,265,950
89,747,000	5.125%, 05/01/2020	90,532,286
	Meredith Corp.
38,400,000	6.875%, 02/01/2026	40,512,000
		167,310,236
Metals & Mining: 7.3%
	AK Steel Corp.
79,700,000	7.625%, 10/01/2021	80,297,750
	Century Aluminum Co.
81,856,000	7.500%, 06/01/2021[3]	82,469,920
	Coeur Mining, Inc.
45,422,000	5.875%, 06/01/2024	43,889,007
	Hecla Mining Co.
84,338,000	6.875%, 05/01/2021	84,496,134
	Real Alloy Holding, Inc.
13,409,091	12.601% (3 Month LIBOR
	USD + 10.000%) Cash or
	14.601% (3 Month LIBOR
	USD + 12.000%) PIK,
	05/31/2023[1,3,4,6]	13,409,091
	Teck Resources Ltd.
90,483,000	8.500%, 06/01/2024[3]	97,019,387
		401,581,289
Oil, Gas & Consumable Fuels: 3.0%
	Calumet Specialty
	Products Partners L.P.
13,293,000	6.500%, 04/15/2021	13,060,372
10,914,000	7.625%, 01/15/2022	10,122,735
20,758,000	7.750%, 04/15/2023	18,422,725
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
71,637,000	6.750%, 08/01/2022	73,607,018
	Global Partners / GLP Finance Corp.
52,571,000	6.250%, 07/15/2022	52,176,718
		167,389,568
Paper & Forest Products: 1.0%
	Resolute Forest Products, Inc.
53,740,000	5.875%, 05/15/2023	53,471,300

Pharmaceuticals: 0.8%
	Bayer U.S. Finance II LLC
44,975,000	3.232% (3 Month LIBOR
	USD + 0.630%), 06/25/2021[3,4]	44,602,915

Road & Rail: 1.2%
	Herc Rentals, Inc.
63,298,000	7.500%, 06/01/2022[3]	66,146,410

Semiconductors & Semiconductor
Equipment: 0.2%
	Microchip Technology, Inc.
10,000,000	3.922%, 06/01/2021[3]	10,091,607

Specialty Retail: 2.8%
	Caleres, Inc.
56,522,000	6.250%, 08/15/2023	58,924,185
	KGA Escrow LLC
63,500,000	7.500%, 08/15/2023[3]	64,690,625
	Penske Automotive Group, Inc.
32,494,000	3.750%, 08/15/2020	32,494,000
		156,108,810
Textiles, Apparel & Luxury Goods: 1.0%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
49,900,000	7.500%, 05/01/2025[3]	49,401,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
Textiles, Apparel & Luxury Goods: 1.0% (Continued)
	William Carter Co.
$3,000,000	5.625%, 03/15/2027[3]	$3,112,500
		52,513,500
Tobacco: 0.7%
	Pyxus International, Inc.
44,000,000	9.875%, 07/15/2021	38,940,000

Trading Companies & Distributors: 2.5%
	Avation Capital SA
91,500,000	6.500%, 05/15/2021[3]	91,843,125
	Fly Leasing Ltd.
37,200,000	6.375%, 10/15/2021	37,758,000
10,000,000	5.250%, 10/15/2024	9,650,000
		139,251,125
Total Corporate Bonds
(Cost $4,077,111,840)		4,045,400,348

Convertible Bonds: 8.6%

Auto Components: 0.4%
	Horizon Global Corp.
35,321,000	2.750%, 07/01/2022	21,738,174

Computers & Peripherals: 0.5%
	Electronics For Imaging, Inc.
27,484,000	0.750%, 09/01/2019	27,150,885

Construction Materials: 0.9%
	Cemex SAB de CV
50,400,000	3.720%, 03/15/2020	50,156,010

Consumer Finance: 1.3%
	EZCORP, Inc.
60,035,000	2.125%, 06/15/2019	60,154,988
9,750,000	2.375%, 05/01/2025[3]	8,497,094
		68,652,082
Electronic Equipment,
Instruments & Components: 0.4%
	OSI Systems, Inc.
20,000,000	1.250%, 09/01/2022	20,325,000

Health Care Equipment & Supplies: 0.2%
	CONMED Corp.
10,350,000	2.625%, 02/01/2024[3]	11,509,382

Health Care Technology: 0.1%
	Tabula Rasa HealthCare, Inc.
5,000,000	1.750%, 02/15/2026[3]	5,342,147

Interactive Media & Services: 1.5%
	Twitter, Inc.
83,207,000	0.250%, 09/15/2019	82,034,072

IT Services: 0.5%
	Euronet Worldwide, Inc.
11,950,000	0.750%, 03/15/2049[3]	12,901,543
	Unisys Corp.
11,641,000	5.500%, 03/01/2021	16,369,512
		29,271,055
Machinery: 1.8%
	Chart Industries, Inc.
7,327,000	1.000%, 11/15/2024[3]	11,956,146
	Navistar International Corp.
88,919,000	4.750%, 04/15/2019	89,141,215
		101,097,361
Metals & Mining: 0.1%
	Cleveland-Cliffs, Inc.
5,000,000	1.500%, 01/15/2025	6,839,122

Semiconductors & Semiconductor Equipment: 0.6%
	Cree, Inc.
24,500,000	0.875%, 09/01/2023[3]	28,134,914
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023	4,690,500
		32,825,414
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
16,285,000	2.875%, 07/01/2024	18,334,570

Total Convertible Bonds
(Cost $467,388,217)		475,275,274

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000,
	Acquisition Dates
	06/10/2016, 09/19/2016)[1,3,6,7]	22,450,459

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		22,450,459
Total Bonds
(Cost $4,566,307,057)		4,543,126,081

Short-Term Investments: 13.4%
Commercial Paper: 7.9%

Auto Components: 0.5%
	Magna International, Inc.
30,000,000	3.003%, 04/03/2019[3,8]	29,989,042

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
Automobiles: 0.9%
	Hyundai Capital America Corp.
$25,000,000	2.708%, 04/09/2019[3,8]	$24,979,719
	Nissan Motor Acceptance Corp.
25,000,000	2.711%, 04/24/2019[3,8]	24,955,764
		49,935,483
Beverages: 0.4%
	Keurig Dr. Pepper, Inc.
25,000,000	2.759%, 04/26/2019[3,8]	24,947,072

Chemicals: 0.5%
	E.I. du Pont de Nemours & Co.
25,000,000	2.709%, 04/25/2019[3,8]	24,949,544

Construction Materials: 0.6%
	CRH America Finance, Inc.
35,000,000	2.841%, 05/15/2019[3,8]	34,873,883

Consumer Finance: 0.6%
	Hitachi Capital America Corp.
35,000,000	2.684%, 04/10/2019[8]	34,969,037

Containers & Packaging: 0.7%
	Amcor Ltd.
40,000,000	2.684%, 04/16/2019[3,8]	39,946,220

Diversified Financial Services: 0.3%
	Aviation Capital Group LLC
15,000,000	2.756%, 04/12/2019[3,8]	14,984,413

Electric Utilities: 0.5%
	Avangrid, Inc.
25,000,000	2.708%, 04/23/2019[3,8]	24,952,726

Electronic Equipment,
Instruments & Components: 0.7%
	Amphenol Corp.
40,000,000	2.601%, 04/03/2019 [3,8]	39,985,472

Food Products: 0.5%
	General Mills, Inc.
25,000,000	2.737%, 04/24/2019[3,8]	24,950,799

Hotels, Restaurants & Leisure: 0.7%
	Marriott International, Inc.
41,000,000	2.840%, 05/17/2019[3,8]	40,845,642

Household Durables: 0.4%
	Mohawk Industries, Inc.
20,000,000	2.726%, 04/18/2019[3,8]	19,969,944

Specialty Retail: 0.6%
	Autozone, Inc.
35,000,000	2.674%, 04/04/2019[3,8]	34,984,582

Total Commercial Paper
(Cost $440,376,353)		440,283,859

Shares		Value
Money Market Funds: 5.5%
151,324,990	Federated U.S. Treasury Cash
	Reserves – Class I, 2.284%[5]	151,324,990
151,324,989	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 2.270%[5]	151,324,989
		302,649,979
Total Money Market Funds
(Cost $302,649,979)		302,649,979
Total Short-Term Investments
(Cost $743,026,332)		742,933,838
Total Investments in Securities: 98.9%
(Cost $5,531,810,064)		5,480,167,782
Other Assets in Excess of Liabilities: 1.1%		61,197,270
Total Net Assets: 100.0%		$5,541,365,052

LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]	Security is fair valued under supervision of the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (see Note 2A).
[2]	Non-income producing security.
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2019, the value of these securities was $2,629,938,179, or 47.5% of net assets.

[4]	Variable rate security; rate shown is the rate in effect on March 31, 2019.
[5]	Annualized seven-day yield as of March 31, 2019.
[6]	All or a portion of this security is considered illiquid. As of March 31, 2019, the value of illiquid securities was $414,638,552 or 7.5% of net assets.
[7]	Security considered restricted. As of March 31, 2019, the value of the security was $22,450,459 or 0.4% of net assets.
[8]	Rate represents the yield to maturity from purchase price.
[9]	Not a readily marketable security.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 5.69% for the twelve-month period ending March 31, 2019, underperforming its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 7.78% over the same period. (Please see standardized performance in the table following this review.) The Fund also underperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 7.79% over the same period.1

Market Review

The past twelve months have been a bumpy ride in the financial markets, but most major indices finished the period higher than where they started.

On the equity side, the S&P 500 started the period strong, rallying steadily from April through September. But in October sentiment changed. Issues that had been simmering on the back burner suddenly became top of mind, and by the end of December nearly all major indexes were negative for the year. But dovish comments from the Federal Reserve in early January triggered a major snap-back rally that pushed most domestic equity indexes higher for both the quarter and the trailing twelve months. Global stocks also had a strong first quarter, but some international indices were still negative for the full trailing twelve-month period.

For fixed income investors, the past twelve months have been volatile as well. From April to October, high yield bonds performed well, buoyed by the equity market rally, while investment grade bonds struggled as Treasury yields drifted higher and the Federal Reserve raised rates twice. The situation changed dramatically in October, when the bull market suddenly turned bearish, wiping out 2018 gains for high yield bonds and triggering a flight-to-quality rally in Treasuries. Optimism returned in the first quarter of 2019, boosting the returns of high yield bonds. Importantly, during the rally, the usual rotation out of Treasuries did not happen. Rather, Treasury markets staged their own rally, causing the middle of the yield curve to invert.

Portfolio Review

During the twelve-month period, on average 63% of the Fund was allocated to equities, 33% to fixed income, and the rest to cash. Our overweighted cash allocations versus the blended benchmark of 60% S&P 500 and 40% BC Agg detracted modestly from our relative performance. We increased our equity allocation during the period from 60% to 66% and decreased fixed income from 36% to 32%.

Equities

Security selection drove the portfolio’s performance during the period. Our holdings across multiple sectors, including Energy, Information Technology, Consumer Staples, Materials, and Financials beat their counterparts in the S&P 500. Our three top performing sectors, Energy, Information Technology, and Consumer Staples each outperformed on both a relative and an absolute basis.

The laggards in the Fund were concentrated primarily in three sectors: Consumer Discretionary, Industrials, and Heath Care. Although they each underperformed the index, they delivered positive absolute returns.

Fixed Income

For the twelve months ending March 31, 2019, sector allocation boosted the Fund’s performance versus the BC Univ, but our overall returns lagged this index during the period as our duration management and issue selection detracted from relative performance.

The aforementioned yield curve inversion was the major factor in our underperformance, as we deliberately maintain a shorter duration profile than the BC Univ to shield against rising rates. The rally was primarily in the so-called “belly” of the curve (3-7 year maturities), which benefitted this index more than it benefitted our portfolio, as most of our exposure is in shorter-dated issues.

____________________

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Portfolio Managers’ Review

Sector allocation contributed positively to the Fund’s relative results. Within the benchmark, high yield was among the best performing sectors. Consequently, the Fund’s significant overweight in this sector boosted relative returns. On average, 87% of the Fund’s fixed income portfolio was invested in high yield during the past twelve months, compared to an average weighting of just 5% for the BC Univ. In addition, our allocation to equity-sensitive convertible bonds, an off-benchmark sector, though not large, added value on an absolute as well as relative basis and notched double-digit returns. On the downside, our busted convertible holdings detracted from our performance on both an absolute and a relative basis.

Issue selection was a net drag on relative performance, as our high yield securities finished the period with lower returns than the BC Univ despite delivering positive absolute returns. Our investment grade securities fared better, and they were slightly additive to our performance.

Outlook & Portfolio Positioning

In the near-to-medium term we expect the economy will continue its slow growth trajectory with moderate inflation. This has been the theme ever since the great financial crisis of 2008, but we remain cautious given the extended duration of the recovery. As such, we continue to focus our investments in companies that are enjoying strong secular tailwinds, that have strong balance sheets and relatively low leverage, that have significant competitive advantages, and that can experience accelerating earnings and cash flow growth.

Going forward, the stock market may well experience some volatility as investors vacillate in their collective assessment of economic growth, inflation, interest rates and the political landscape. And, of course, there is some risk of an earnings recession as opposed to a general economic recession. But to the extent we own companies with steady or improving earnings and cash flows, we expect to be well served over time.

In fixed income, we are continuing to upgrade our positioning with an eye towards managing credit quality, while garnering reasonable returns. We do not feel that now is the time to stretch for yield following the strong rebound we have seen this year. In the meantime, given the very flat yield curve, shorter duration higher quality bonds are a good value, as are selective convertible bonds.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2019

				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	5.69%	8.74%	4.37%	8.83%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	7.78	8.95	7.75	9.97
S&P 500 Index	9.50	13.51	10.91	14.65
Bloomberg Barclays U.S. Aggregate Bond Index	4.48	2.03	2.74	2.81
Gross Expense Ratio as of 3/31/2018: 1.16%1
[1]	As of most recent Prospectus dated June 30, 2018. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Enterprise Products Partners L.P.	3.6%
Alphabet, Inc. – Class C	3.5
Danaher Corp.	2.9
Microsoft Corp.	2.7
Brookfield Asset Management, Inc. – Class A	2.6
NextEra Energy, Inc.	2.6
US Foods Holding Corp.	2.2
Boeing Co.	2.1
Air Lease Corp.	2.0
Waste Connections, Inc.	2.0
Total	26.2%

Top Ten Debt Holdings (% of Net Assets)
Power Solutions International, Inc., 8.500%	1.5%
KeHE Distributors LLC, 7.625%	1.5
ADS Tactical, Inc., 9.000%	1.1
Unisys Corp., 10.750%	0.8
Caleres, Inc., 6.250%	0.8
Oppenheimer Holdings, Inc., 6.750%	0.8
Daseke, Inc., 7.625%	0.8
Donnelley Financial Solutions, Inc., 8.250%	0.8
Michael Baker International LLC, 8.750%	0.8
Quad/Graphics, Inc., 7.000%	0.8
Total	9.7%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2019

Shares		Value
Common Stocks: 60.9%

Aerospace & Defense: 2.1%
7,170	Boeing Co.	$2,734,781

Air Freight & Logistics: 1.1%
7,835	FedEx Corp.	1,421,347

Capital Markets: 2.6%
74,495	Brookfield Asset
	Management, Inc. – Class A	3,475,192

Commercial Services & Supplies: 2.0%
30,170	Waste Connections, Inc.	2,672,760

Consumer Finance: 1.1%
64,300	Enova International, Inc[1]	1,467,326

Distributors: 0.6%
33,635	Funko, Inc. – Class A1	730,552

Diversified Consumer Services: 1.8%
49,735	ServiceMaster
	Global Holdings, Inc.[1]	2,322,625

Diversified Financial Services: 0.9%
6,175	Berkshire Hathaway, Inc.[1]	1,240,496

Electric Utilities: 2.6%
17,580	NextEra Energy, Inc.	3,398,566

Equity Real Estate Investment Trusts – REITS: 4.6%
18,745	Crown Castle International Corp.	2,399,360
17,960	Digital Realty Trust, Inc.	2,137,240
67,125	VICI Properties, Inc.	1,468,695
		6,005,295
Food & Staples Retailing: 2.3%
4,272	Southeastern Grocers, Inc.[1,2,6]	158,064
2,292,000	Tops Holding, Litigation
	Trust Proceeds[1,2,6,8]	1,721
82,665	US Foods Holding Corp.[1]	2,885,835
		3,045,620
Health Care Equipment & Supplies: 5.3%
29,025	Danaher Corp.	3,831,880
28,250	Hologic, Inc.[1]	1,367,300
6,005	Teleflex, Inc.	1,814,471
		7,013,651
Health Care Providers & Services: 0.3%
5,885	BioTelemetry, Inc.[1]	368,519

Health Care Technology: 0.5%
11,295	Teladoc Health, Inc.[1]	628,002

Hotels, Restaurants & Leisure: 0.9%
16,300	Planet Fitness, Inc. – Class A1	1,120,136

Industrial Conglomerates: 1.1%
6,845	3M Co.	1,422,254

Interactive Media & Services: 4.0%
3,977	Alphabet, Inc. – Class C1	4,666,254
48,370	QuinStreet, Inc.[1]	647,674
		5,313,928
Internet & Direct Marketing Retail: 0.6%
12,315	Etsy, Inc.[1]	827,814

IT Services: 3.0%
9,420	Cognizant Technology
	Solutions Corp. – Class A	682,479
7,518	Twilio, Inc.[1]	971,175
14,985	Visa, Inc. – Class A	2,340,507
		3,994,161
Machinery: 1.7%
49,558	Blue Bird Corp.[1,6]	839,017
30,425	Pentair Plc	1,354,217
		2,193,234
Media: 1.7%
6,521	Charter Communications,
	Inc. – Class A1	2,262,200

Metals & Mining: 0.6%
17	Real Alloy Holding, Inc.[1,2,6]	733,284

Multiline Retail: 1.2%
13,515	Dollar General Corp.	1,612,340

Oil, Gas & Consumable Fuels: 1.1%
101,490	Antero Midstream Corp.	1,398,532

Personal Products: 1.5%
33,765	Unilever NV – NYRS	1,968,162

Pharmaceuticals: 3.1%
12,725	Johnson & Johnson	1,778,828
24,645	Novartis AG – ADR	2,369,370
		4,148,198
Professional Services: 1.8%
44,115	IHS Markit Ltd.[1]	2,398,974

Road & Rail: 0.6%
5,755	Old Dominion Freight Line, Inc.	830,964

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2019 (Continued)

Shares		Value
Semiconductors & Semiconductor Equipment: 3.5%
33,830	Applied Materials, Inc.	$1,341,698
23,420	Micron Technology, Inc.[1]	967,948
4,665	Monolithic Power Systems, Inc.	632,061
9,105	NVIDIA Corp.	1,634,894
		4,576,601
Software: 4.7%
18,065	Avalara, Inc.[1]	1,007,846
29,950	Microsoft Corp.	3,532,303
5,270	New Relic, Inc.[1]	520,149
22,055	Rapid7, Inc.[1]	1,116,204
		6,176,502
Trading Companies & Distributors: 2.0%
78,565	Air Lease Corp.	2,698,708

Total Common Stocks
(Cost $60,050,818)		80,200,724

Convertible Preferred Stocks: 0.8%

Road & Rail: 0.8%
10,000	Daseke, Inc., 7.625%[3,6]	1,020,847

Total Convertible Preferred Stocks
(Cost $1,000,000)		1,020,847

Partnerships & Trusts: 4.6%

Oil, Gas & Consumable Fuels: 4.6%
163,980	Enterprise Products Partners L.P.	4,771,818
21,680	Magellan Midstream Partners L.P.	1,314,459
		6,086,277
Total Partnerships & Trusts
(Cost $3,206,257)		6,086,277

Principal
Amount
Bonds: 31.1%
Corporate Bonds: 26.6%

Aerospace & Defense: 1.3%
	ADS Tactical, Inc.
$1,462,000	9.000%, 12/31/2023[2,3,6]	1,480,414
	Kratos Defense &
	Security Solutions, Inc.
200,000	6.500%, 11/30/2025[3]	211,250
		1,691,664
Airlines: 0.4%
	American Airlines 2012-2
	Class C Pass Through Trust
500,000	4.700%, 06/03/2021	504,650

Auto Components: 0.4%
	American Axle & Manufacturing, Inc.
500,000	6.250%, 03/15/2026	485,000

Beverages: 0.9%
	Beverages & More, Inc.
900,000	11.500%, 06/15/2022[3]	675,000
	Cott Holdings, Inc.
500,000	5.500%, 04/01/2025[3]	506,250
		1,181,250
Building Products: 1.3%
	Cleaver-Brooks, Inc.
500,000	7.875%, 03/01/2023[3]	463,750
	Griffon Corp.
750,000	5.250%, 03/01/2022	740,625
	PGT Escrow Issuer, Inc.
500,000	6.750%, 08/01/2026[3]	521,250
		1,725,625
Capital Markets: 1.5%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,010,000
	Oppenheimer Holdings, Inc.
1,000,000	6.750%, 07/01/2022	1,022,500
		2,032,500
Chemicals: 0.9%
	Consolidated Energy Finance SA
1,000,000	6.361% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[3,4]	997,038
	DowDuPont, Inc.
250,000	3.394% (3 Month LIBOR
	USD + 0.710%), 11/15/2020[4]	251,820
		1,248,858
Commercial Services & Supplies: 2.5%
	Harland Clarke Holdings Corp.
925,000	8.375%, 08/15/2022[3]	838,698
	LSC Communications, Inc.
500,000	8.750%, 10/15/2023[3]	531,250
	Quad/Graphics, Inc.
1,000,000	7.000%, 05/01/2022	1,004,300
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	262,187
676,000	7.000%, 02/15/2022	691,210
		3,327,645
Construction & Engineering: 1.7%
	Michael Baker International LLC
1,000,000	8.750%, 03/01/2023[3]	1,010,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
Construction & Engineering: 1.7% (Continued)
	Tutor Perini Corp.
$250,000	2.875%, 06/15/2021	$239,595
1,000,000	6.875%, 05/01/2025[3]	998,880
		2,248,475
Electrical Equipment: 1.5%
	Power Solutions International, Inc.
2,000,000	8.500%, 01/01/2020[2,3,6]	2,034,862

Energy Equipment & Services: 0.5%
	McDermott Technology Americas, Inc. /
	McDermott Technology U.S., Inc.
750,000	10.625%, 05/01/2024[3]	623,437

Equity Real Estate Investment Trusts – REITS: 0.2%
	SL Green Operating Partnership L.P.
300,000	3.663% (3 Month LIBOR
	USD + 0.980%), 08/16/2021[4]	298,748

Food & Staples Retailing: 1.9%
	Cumberland Farms, Inc.
500,000	6.750%, 05/01/2025[3]	521,250
	KeHE Distributors LLC
2,000,000	7.625%, 08/15/2021[3]	1,990,000
		2,511,250
Health Care Providers & Services: 0.8%
	Centene Corp.
500,000	5.625%, 02/15/2021	508,125
	Cigna Corp.
500,000	3.265% (3 Month LIBOR
	USD + 0.650%), 09/17/2021[3,4]	499,866
		1,007,991
Hotels, Restaurants & Leisure: 0.5%
	Carrols Restaurant Group, Inc.
500,000	8.000%, 05/01/2022	512,125
	International Game Technology
110,000	5.500%, 06/15/2020	112,475
		624,600
Household Durables: 0.5%
	The New Home Co., Inc.
500,000	7.250%, 04/01/2022	452,500
	Taylor Morrison Communities, Inc.
250,000	6.625%, 05/15/2022	259,375
		711,875
Industrial Conglomerates: 0.4%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
500,000	6.000%, 08/01/2020	505,375

IT Services: 0.8%
	Unisys Corp.
1,000,000	10.750%, 04/15/2022[3]	1,106,250

Leisure Products: 0.6%
	American Outdoor Brands Corp.
750,000	5.000%, 08/28/2020[2,3,6]	746,335

Machinery: 1.0%
	MAI Holdings, Inc.
250,000	9.500%, 06/01/2023[3]	238,750
	Navistar International Corp.
750,000	6.625%, 11/01/2025[3]	765,937
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	324,750
		1,329,437
Media: 0.2%
	Meredith Corp.
300,000	6.875%, 02/01/2026	316,500

Metals & Mining: 1.7%
	AK Steel Corp.
500,000	7.625%, 10/01/2021	503,750
	Coeur Mining, Inc.
500,000	5.875%, 06/01/2024	483,125
	Hecla Mining Co.
1,000,000	6.875%, 05/01/2021	1,001,875
	Real Alloy Holding, Inc.
227,273	12.601% (3 Month LIBOR
	USD + 10.000%) Cash or
	14.601% (3 Month LIBOR
	USD + 12.000%) PIK,
	05/31/2023[2,3,4,6]	227,273
		2,216,023
Oil, Gas & Consumable Fuels: 1.5%
	Calumet Specialty
	Products Partners L.P.
100,000	6.500%, 04/15/2021	98,250
350,000	7.625%, 01/15/2022	324,625
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
500,000	6.750%, 08/01/2022	513,750
	Global Partners / GLP Finance Corp.
1,000,000	6.250%, 07/15/2022	992,500
		1,929,125
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
260,000	5.875%, 05/15/2023	258,700

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
Pharmaceuticals: 0.2%
	Bayer U.S. Finance II LLC
$250,000	3.232% (3 Month LIBOR
	USD + 0.630%), 06/25/2021[3,4]	$247,932

Road & Rail: 0.6%
	Herc Rentals, Inc.
700,000	7.500%, 06/01/2022[3]	731,500

Specialty Retail: 1.2%
	Caleres, Inc.
1,000,000	6.250%, 08/15/2023	1,042,500
	KGA Escrow LLC
500,000	7.500%, 08/15/2023[3]	509,375
		1,551,875
Textiles, Apparel & Luxury Goods: 0.3%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
400,000	7.500%, 05/01/2025[3]	396,000

Tobacco: 0.7%
	Pyxus International, Inc.
1,000,000	9.875%, 07/15/2021	885,000

Trading Companies & Distributors: 0.4%
	Avation Capital SA
500,000	6.500%, 05/15/2021[3]	501,875

Total Corporate Bonds
(Cost $34,987,603)		34,980,357

Convertible Bonds: 4.0%

Auto Components: 0.5%
	Horizon Global Corp.
1,000,000	2.750%, 07/01/2022	615,446

Construction Materials: 0.4%
	Cemex SAB de CV
500,000	3.720%, 03/15/2020	497,579

Consumer Finance: 0.2%
	EZCORP, Inc.
250,000	2.375%, 05/01/2025[3]	217,874

Electronic Equipment,
Instruments & Components: 0.2%
	OSI Systems, Inc.
250,000	1.250%, 09/01/2022	254,063

Health Care Equipment & Supplies: 0.2%
	CONMED Corp.
250,000	2.625%, 02/01/2024[3]	278,004

Interactive Media & Services: 0.5%
	Twitter, Inc.
750,000	0.250%, 09/15/2019	739,428

IT Services: 0.7%
	Euronet Worldwide, Inc.
550,000	0.750%, 03/15/2049[3]	593,795
	Unisys Corp.
275,000	5.500%, 03/01/2021	386,703
		980,498
Machinery: 0.4%
	Navistar International Corp.
500,000	4.750%, 04/15/2019	501,250

Semiconductors & Semiconductor Equipment: 0.4%
	Cree, Inc.
500,000	0.875%, 09/01/2023[3]	574,182

Thrifts & Mortgage Finance: 0.5%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	619,220

Total Convertible Bonds
(Cost $5,378,787)		5,277,544

Private Mortgage Backed Obligations: 0.5%

Diversified Financial Services: 0.5%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 12/31/2024
	(Cost $642,000,
	Acquisition Dates
	06/10/2016, 09/19/2016)[2,3,6,7]	660,944
Total Private Mortgage Backed Obligations
(Cost $642,000)		660,944
Total Bonds
(Cost $41,008,390)		40,918,845

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2019 (Continued)

Shares	Value
Short-Term Investments: 2.3%

Money Market Funds: 2.3%
3,026,656	Federated U.S. Treasury Cash
Reserves – Class I, 2.284%[5]	$3,026,656

Total Money Market Funds
(Cost $3,026,656)	3,026,656
Total Short-Term Investments
(Cost $3,026,656)	3,026,656
Total Investments in Securities: 99.7%
(Cost $108,292,121)	131,253,349
Other Assets in Excess of Liabilities: 0.3%	455,809
Total Net Assets: 100.0%	$131,709,158

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
NYRS – New York Registry Shares
USD – United States Dollar
[1]	Non-income producing security.
[2]	Security is fair valued under supervision of the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (see Note 2A).
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2019, the value of these securities amounted to $22,720,068, or 17.3% of net assets.

[4]	Variable rate security; rate shown is the rate in effect on March 31, 2019.
[5]	Annualized seven-day yield as of March 31, 2019.
[6]	All or a portion of this security is considered illiquid. As of March 31, 2019, the value of illiquid securities was $7,902,761 or 6.0% of net assets.
[7]	Security considered restricted. As of March 31, 2019, the value of the security was $660,944 or 0.5% of net assets.
[8]	Not a readily marketable security.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2018 to March 31, 2019, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 11.12%, substantially outperforming the Russell 2000 Growth Index (the “Russell”), which returned 3.85% over the same period. (Please see standardized performance in the table following this review.)

Market Review

Although most major equity indexes finished the past twelve months higher than where they started, the journey has been a bit of a roller coaster. The market started the period strong, increasing steadily from April through September, but in October the bull market suddenly turned bearish. By the end of December, all major indexes had given back their gains for the year and were in negative territory. Dovish comments from the Federal Reserve in early January triggered a major snap-back rally that pushed most equity indexes higher for the trailing twelve months, but value stocks continued to underperform growth stocks. The Russell 2000 Growth Index ended the period up a respectable 3.85% while the Russell 2000 Value Index eked out a gain of just 0.17%.

Portfolio Review

During the twelve-month period ending March 31, 2019, the Fund significantly outperformed the Russell despite holding an average of 13% cash. The Fund’s cash position provides the flexibility to add new names rapidly when attractive opportunities present themselves.

Security selection drove the majority of the portfolio’s performance during the period. Our holdings across multiple sectors, including consumer discretionary, information technology, health care, consumer staples, and industrials beat their counterparts in the Russell. Each sector outperformed on both a relative and an absolute basis except industrials, which beat the Russell on a relative basis but delivered negative absolute returns for the period. Additionally, we were substantially overweight information technology, which further boosted our returns.

The laggards in the Fund were concentrated primarily in three sectors: financials, communications services, and materials. Our materials and financials stocks each delivered negative returns on both a relative and an absolute basis. Our communications services firms were negative on a relative basis despite delivering positive absolute returns.

Outlook & Portfolio Positioning

Growth stocks led the way during the first quarter rally, and we expect continued upside potential in the near to medium term. We maintain our belief that secular growth trumps cyclical growth, particularly in the late stages of an economic expansion, and our portfolio contains companies we think are well-positioned to capitalize on secular trends. Unfortunately, some of those advantages were delayed last quarter due to the market correction, but the recovery in the first quarter leaves us optimistic for further price appreciation. As always, we are committed to keeping the portfolio fresh with new ideas and taking advantage of price dislocations created by sector moves in negative directions.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk including the health care sector, which may be affected by government regulation, restrictions, pricing and other market developments and the technology sector, which tends to be more volatile than the overall market. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2019

				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	11.12%	21.19%	12.16%	15.38%
Russell 2000 Growth Index	3.85	14.87	8.41	12.59
Gross/Net Expense Ratio as of 3/31/2018: 1.33%/1.29%1
[1]
As of most recent Prospectus dated June 30, 2018.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2019.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 3/31/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Top Ten Equity Holdings (% of Net Assets)
Planet Fitness, Inc. – Class A	5.4%
Enova International, Inc.	4.3
Avalara, Inc.	4.1
Etsy, Inc.	4.1
Twilio, Inc.	3.8
Rapid7, Inc.	3.8
Bio-Techne Corp.	3.7
CyberArk Software Ltd.	3.2
Teladoc Health, Inc.	3.2
Insulet Corp.	3.0
Total	38.6%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2019

Shares		Value
Common Stocks: 85.1%
Biotechnology: 10.2%
182,865	Amicus Therapeutics, Inc.[1]	$2,486,964
50,445	Audentes Therapeutics, Inc.[1]	1,968,364
47,940	CareDx, Inc.[1]	1,511,069
155,270	Iovance Biotherapeutics, Inc.[1]	1,476,618
45,459	Kodiak Sciences, Inc.[1]	296,847
121,415	Vericel Corp.[1]	2,125,976
		9,865,838
Building Products: 1.9%
30,205	Trex Co., Inc.[1]	1,858,212

Consumer Finance: 4.3%
183,165	Enova International, Inc.[1]	4,179,825

Distributors: 2.4%
106,220	Funko, Inc. – Class A1	2,307,098

Health Care Equipment & Supplies: 3.0%
30,595	Insulet Corp.[1]	2,909,279

Health Care Providers & Services: 2.5%
38,545	BioTelemetry, Inc.[1]	2,413,688

Health Care Technology: 7.0%
21,906	Inspire Medical Systems, Inc.[1]	1,243,823
43,380	Tabula Rasa HealthCare, Inc.[1]	2,447,499
54,995	Teladoc Health, Inc.[1]	3,057,722
		6,749,044
Hotels, Restaurants & Leisure: 5.4%
76,715	Planet Fitness, Inc. – Class A1	5,271,855

Household Durables: 2.4%
124,040	Skyline Champion Corp.	2,356,760

Insurance: 1.4%
21,755	eHealth, Inc.[1]	1,356,207

Interactive Media & Services: 4.8%
100,940	Care.com, Inc.[1]	1,994,574
199,273	QuinStreet, Inc.[1]	2,668,266
		4,662,840
Internet & Direct Marketing Retail: 4.1%
58,970	Etsy, Inc.[1]	3,963,963

IT Services: 4.3%
8,360	LiveRamp Holdings, Inc.[1]	456,205
28,641	Twilio, Inc.[1]	3,699,845
		4,156,050
Life Sciences Tools & Services: 3.7%
17,870	Bio-Techne Corp.	3,548,088

Media: 0.5%
14,965	New York Times Co.	491,600

Personal Products: 1.4%
10,840	Medifast, Inc.	1,382,642

Pharmaceuticals: 1.7%
49,885	Intersect ENT, Inc.[1]	1,603,803

Software: 19.2%
33,105	Alteryx, Inc. – Class A1	2,776,516
71,300	Avalara, Inc.[1]	3,977,827
26,325	CyberArk Software Ltd.[1]	3,133,991
30,710	Globant SA1	2,192,694
26,035	New Relic, Inc.[1]	2,569,655
3,155	Paylocity Holding Corp.[1]	281,394
72,660	Rapid7, Inc.[1]	3,677,323
		18,609,400
Specialty Retail: 1.5%
35,475	Floor & Decor Holdings,
	Inc. – Class A1	1,462,280

Thrifts & Mortgage Finance: 3.4%
81,630	Axos Financial, Inc.[1]	2,364,005
2,800	LendingTree, Inc.[1]	984,368
		3,348,373
Total Common Stocks
(Cost $72,119,908)		82,496,845

Short-Term Investments: 16.7%
Money Market Funds: 16.7%
16,237,380	Federated U.S. Treasury Cash
	Reserves – Class I, 2.284%[2]	16,237,380

Total Money Market Funds
(Cost $16,237,380)		16,237,380
Total Short-Term Investments: 16.7%
(Cost $16,237,380)		16,237,380
Total Investments in Securities: 101.8%
(Cost $88,357,288)		98,734,225
Liabilities in Excess of Other Assets: (1.8)%		(1,721,254)
Total Net Assets: 100.0%		$97,012,971

[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2019.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2019, the Osterweis Total Return Fund (the “Fund”) generated a total return of 5.78%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 4.48% over the same period.

Market Review

The past twelve months have been a volatile stretch for the investment grade fixed income market, partially because the Federal Reserve raised rates in June, September, and December of 2018 (following its first hike in March). The period started poorly, as the BC Agg delivered a negative return from April through September. A concurrent equity rally weakened demand for Treasuries, which increased yields and generated losses for the index. Market sentiment reversed itself in October, and the sharp selloff in equities triggered a flight-to-quality rally in Treasuries that also boosted the index. By the end of the fourth quarter, the BC Agg was back in positive territory for the year, albeit only slightly. Optimism returned to the equity market during first quarter following dovish comments from the Federal Reserve, and fixed income markets extended their rally. In fact, demand was so strong for 3-7 year maturities that the so-called “belly” of the Treasury curve became inverted.

Portfolio Review

For the first fiscal quarter of 2018, the Fund outperformed the benchmark as its interest rate hedges – especially in April – were well timed and additive to performance. The Fund also benefited from its sizable allocation to mortgage-backed securities and relatively low exposure to corporate spreads, as measured by spread duration, versus the benchmark. Toward the end of the quarter we began to find value in the corporate bond market and to rotate out of mortgages accordingly. Finally, the Fund benefited from its allocation to TIPS, which outperformed Treasuries during the period as inflation breakevens widened.

For the second fiscal quarter, the Fund outperformed the benchmark due to several factors. First, we continued to increase our allocation to corporate bonds during the quarter and consequently, the Fund benefited from the outperformance of corporates versus the other investment grade sectors. Secondly, interest rate hedges added significant value as we judiciously maintained a flat or negative overall duration for a good portion of the quarter. Finally, security selection in both corporates and mortgages added to the return of the Fund. A significant portion of the corporate portfolio was invested in floating rate notes that performed particularly well as interest rates rose. The mortgage portfolio benefited from slowing prepayment rates.

In the third fiscal quarter, the Fund underperformed the benchmark primarily due to its shorter duration profile and underweight to the Treasury sector. Corporates, in particular, fared poorly, in sympathy with the weak equity performance during the period. Within the government portion of the portfolio, our investments in TIPS underperformed nominal Treasuries as breakevens narrowed due to diminished inflation expectations amid concerns of slower economic growth.

In the fourth fiscal quarter, we saw a reversal of the third quarter in almost every regard – except interest rates. Corporate spreads narrowed, TIPS outperformed nominal Treasuries, and risk-on sentiment took hold. The Fund trailed the benchmark modestly, simply due to its interest rate positioning. The Fund carried a duration less than the benchmark for the entirety of the period, and rates fell as the Federal Reserve paused its program of normalizing interest rates. At this point, it seems that any further rise in interest rates would have to be driven by a large spike in inflation which the bond market has fully dismissed. The rally in intermediate-maturity Treasuries to yields below the Federal Funds target rate suggests the bond market views the next rate move will be an ease.

Outlook & Portfolio Positioning

Looking forward, we are loath to invest in mid-term bonds – specifically maturities between 3-7 years. We believe the rally in this part of the curve is overdone. However, we believe the support from global central banks and a reemergence of growth will be supportive for credit, and we will likely maintain an overweight to spread product and TIPS in the short-intermediate term. We believe the next few months will be a period of consolidation in the rates markets, but that economies globally will begin to respond to the incremental stimulus by central banks (particularly the ECB and China).

Total Return Fund | Portfolio Managers’ Review

Security selection will become more important as spreads tighten and may offer less margin for error. As we have pointed out previously, we expect significant differentiation between winners and losers – especially in lower-rated corporates. Mortgages remain somewhat attractive versus Treasuries despite a substantial uptick in the Mortgage Bankers Association Refinance Index in March. We believe any refinance event will be relatively contained and limited to high quality borrowers that originated loans in the last 12-24 months (at higher rates).

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2019

		Since Inception
	1 Yr.	(December 30, 2016)
Osterweis Total Return Fund	5.78%	4.14%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48	2.88
Gross/Net Expense Ratio as of 3/31/2018: 0.71%/0.76%1
[1]
As of most recent Prospectus dated June 30, 2018.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2019.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2019)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Government National Mortgage Association,
Pool G2 MA5711, 4.500%	4.9%
Federal National Mortgage Association Pool,
FNCL 4 4/19, 4.000%	4.8
Federal Home Loan Mortgage Corporation
Gold Pool, FG G08775, 4.000%	4.5
Federal National Mortgage Association
Pool, FN MA3415, 4.000%	4.2
Government National Mortgage Association
II Pool, G2 MA5712, 5.000%	3.4
Federal National Mortgage Association
Pool, FN AS6520, 3.500%	3.3
Federal National Mortgage Association
Pool, FN AS5460, 3.500%	3.3
Federal National Mortgage Association
Pool, FN MA3101, 4.500%	3.0
JPMorgan Chase & Co., 6.221%	2.9
United States Treasury Inflation
Indexed Bonds, 0.875%	1.9
Total	36.2%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at March 31, 2019

Principal
Amount		Value
Bonds: 96.9%
Corporate Bonds: 40.8%

Aerospace & Defense: 2.2%
	Boeing Co.
$1,000,000	3.500%, 03/01/2039	$956,988
	United Technologies Corp.
1,345,000	3.333% (3 Month LIBOR
	USD + 0.650%), 08/16/2021[1]	1,345,899
		2,302,887
Automobiles: 2.9%
	BMW US Capital LLC
1,000,000	3.188% (3 Month LIBOR
	USD + 0.500%), 08/13/2021[1,2]	998,266
	General Motors Co.
1,000,000	3.539% (3 Month LIBOR
	USD + 0.800%), 08/07/2020[1]	998,922
	General Motors Financial Co, Inc.
1,000,000	5.100%, 01/17/2024	1,042,168
		3,039,356
Banks: 12.2%
	Bank of America Corp.
288,000	5.125% (3 Month LIBOR
	USD + 3.387%), 06/17/2019[1,7]	287,413
1,000,000	4.330% (3 Month LIBOR
	USD + 1.520%), 03/15/2050[1]	1,031,586
	Citibank N.A.
1,000,000	3.342% (3 Month LIBOR
	USD + 0.570%), 07/23/2021[1]	1,003,682
	Citigroup, Inc.
1,000,000	3.980% (3 Month LIBOR
	USD + 1.338%), 03/20/2030[1]	1,018,697
	HSBC Holdings Plc
1,000,000	3.803% (3 Month LIBOR
	USD + 1.211%), 03/11/2025[1]	1,014,365
	JPMorgan Chase & Co.
3,032,000	6.221% (3 Month LIBOR
	USD + 3.470%), 04/30/2019[1,7]	3,051,632
	Mitsubishi UFJ Financial Group, Inc.
1,000,000	3.307% (3 Month LIBOR
	USD + 0.700%), 03/07/2022[1]	1,001,948
	Royal Bank of Scotland Group Plc
1,000,000	5.076% (3 Month LIBOR
	USD + 1.905%), 01/27/2030[1]	1,053,631
	Santander UK Plc
1,000,000	3.246% (3 Month LIBOR
	USD + 0.620%), 06/01/2021[1]	999,693
	Svenska Handelsbanken AB
1,185,000	3.121% (3 Month LIBOR
	USD + 0.470%), 05/24/2021[1]	1,189,059
	Wells Fargo Bank, N.A.
1,000,000	6.600%, 01/15/2038	1,307,867
		12,959,573
Capital Markets: 1.4%
	Charles Schwab Corp.
500,000	2.961% (3 Month LIBOR
	USD + 0.320%), 05/21/2021[1]	499,982
	Morgan Stanley
1,000,000	4.350%, 09/08/2026	1,026,883
		1,526,865
Chemicals: 0.9%
	DowDuPont, Inc.
1,000,000	3.394% (3 Month LIBOR
	USD + 0.710%), 11/15/2020[1]	1,007,279

Computers & Peripherals: 1.4%
	Apple, Inc.
488,000	3.200%, 05/11/2027	492,490
1,000,000	3.750%, 11/13/2047	1,000,593
		1,493,083
Consumer Finance: 0.9%
	American Express Co.
1,000,000	3.208% (3 Month LIBOR
	USD + 0.525%), 05/17/2021[1]	1,003,045

Diversified Financial Services: 0.9%
	Aviation Capital Group LLC
1,000,000	3.421% (3 Month LIBOR
	USD + 0.670%), 07/30/2021[1,2]	994,274

Diversified Telecommunication Services: 0.4%
	AT&T, Inc.
500,000	4.500%, 03/09/2048	469,955

Electric Utilities: 1.0%
	MidAmerican Energy Co.
1,000,000	4.250%, 07/15/2049	1,065,389

Entertainment: 1.0%
	Fox Corp.
1,000,000	4.709%, 01/25/2029[2]	1,073,147

Equity Real Estate Investment Trusts – REITS: 0.9%
	American Tower Corp.
1,000,000	3.375%, 05/15/2024	1,008,205

Food & Staples Retailing: 1.0%
	Walmart, Inc.
1,000,000	3.700%, 06/26/2028	1,054,242

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
Food Products: 1.0%
	Mars, Inc.
$1,000,000	3.950%, 04/01/2049[2]	$1,015,088

Health Care Providers & Services: 3.1%
	Cigna Corp.
1,100,000	3.265% (3 Month LIBOR
	USD + 0.650%), 09/17/2021[1,2]	1,099,706
	CVS Health Corp.
1,200,000	3.231% (3 Month LIBOR
	USD + 0.630%), 03/09/2020[1]	1,203,069
	UnitedHealth Group, Inc.
1,000,000	3.875%, 12/15/2028	1,048,062
		3,350,837
Hotels, Restaurants & Leisure: 0.9%
	Marriott International, Inc.
1,000,000	3.245% (3 Month LIBOR
	USD + 0.650%), 03/08/2021[1]	1,002,786

Insurance: 1.0%
	Metropolitan Life Global Funding I
1,000,000	3.600%, 01/11/2024[2]	1,030,448

Leisure Products: 0.1%
	Brunswick Corp.
125,000	4.625%, 05/15/2021[2]	124,996

Machinery: 1.0%
	John Deere Capital Corp.
1,000,000	3.450%, 03/07/2029	1,029,218

Media: 1.2%
	Comcast Corp.
1,000,000	3.237% (3 Month LIBOR
	USD + 0.440%), 10/01/2021[1]	1,001,438
	The Interpublic Group
	of Companies, Inc.
230,000	3.500%, 10/01/2020	232,067
		1,233,505
Oil, Gas & Consumable Fuels: 2.0%
	BP Capital Markets America, Inc.
1,000,000	4.234%, 11/06/2028	1,070,554
	Enterprise Products Operating LLC
1,000,000	4.150%, 10/16/2028	1,051,810
		2,122,364
Pharmaceuticals: 1.9%
	Bayer U.S. Finance II LLC
1,035,000	3.232% (3 Month LIBOR
	USD + 0.630%), 06/25/2021[1,2]	1,026,437
	GlaxoSmithKline Capital Plc
1,000,000	3.000%, 06/01/2024	1,005,692
		2,032,129
Road & Rail: 1.0%
	Union Pacific Corp.
1,000,000	3.700%, 03/01/2029	1,028,559

Trading Companies & Distributors: 0.5%
	AerCap Ireland Capital DAC /
	AerCap Global Aviation Trust
500,000	4.450%, 04/03/2026	501,594

Total Corporate Bonds
(Cost $42,678,879)		43,468,824

Asset Backed Securities: 4.2%

	GM Financial Automobile
	Leasing Trust 2019-1
1,000,000	2.728% (1 Month LIBOR
	USD + 0.240%), 04/20/2021[1]	1,000,190
	GMF Floorplan Owner
	Revolving Trust 2017-2
1,500,000	2.914% (1 Month LIBOR
	USD + 0.430%), 07/15/2022[1,2]	1,502,960
	Nissan Master Owner
	Trust Receivables 2017-C
1,000,000	2.804% (1 Month LIBOR
	USD + 0.320%), 10/17/2022[1]	1,001,750
	Verizon Owner Trust 2019-A
1,000,000	2.930%, 09/20/2023	1,007,923
		4,512,823
Total Asset Backed Securities
(Cost $4,496,753)		4,512,823

Mortgage Backed Securities: 47.5%

	Federal Home Loan Mortgage
	Corporation Gold Pool: 5.5%
	FG Q30868
1,036,098	3.500%, 01/01/2045	1,055,098
	FG G08775
4,643,605	4.000%, 08/01/2047	4,796,232
		5,851,330
	Federal Home Loan Mortgage
	Corporation REMICS: 6.4%
	Series FHR 2512 SI
1,360,426	5.016% (1 Month LIBOR
	USD + 7.500%), 04/15/2024[1,3,4]	106,864
	Series FHR 4016 AI
5,571,884	3.000%, 09/15/2025[4]	143,885
	Series FHR 3941 IA
4,198,706	3.000%, 10/15/2025[4]	92,884
	Series FHR 4048 IK
6,416,608	3.000%, 05/15/2027[4]	511,194

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
	Federal Home Loan Mortgage
	Corporation REMICS: 6.4% (Continued)
	Series FHR 4216 EI
$6,346,042	3.000%, 06/15/2028[4]	$570,304
	Series FHR 4360 BI
3,645,747	2.500%, 11/15/2028[4]	215,911
	Series FNR 2016-08 CI
13,068,230	3.000%, 03/25/2031[4]	1,347,850
	Series FHR 4341 MI
2,907,465	4.000%, 11/15/2031[4]	406,805
	Series FHR 4093 IB
3,489,580	4.000%, 08/15/2032[4]	502,775
	Series FHR 4114 MI
4,488,412	3.500%, 10/15/2032[4]	601,275
	Series FHR 3171 OJ
997,555	N/A%, 06/15/2036[8]	798,028
	Series FHR 3339 JS
60,793	26.691% (1 Month LIBOR
	USD + 42.835%), 07/15/2037[1,3]	113,096
	Series FHR 4121 IM
6,904,576	4.000%, 10/15/2039[4]	760,458
	Series FHR 4076 LF
503,390	2.784% (1 Month LIBOR
	USD + 0.300%), 07/15/2042[1]	500,080
	Series FHR 4495 PI
659,456	4.000%, 09/15/2043[4]	103,326
		6,774,735
	Federal Home Loan Mortgage
	Corporation Strips: 1.9%
	Series FHS 288 IO
3,470,261	3.000%, 10/15/2027[4]	284,083
	Series FHS 264 F1
1,050,632	3.034% (1 Month LIBOR
	USD + 0.550%), 07/15/2042[1]	1,057,592
	Series FHS 272 F2
719,506	3.034% (1 Month LIBOR
	USD + 0.550%), 08/15/2042[1]	725,787
		2,067,462
	Federal National Mortgage
	Association Interest Strips: 1.2%
	Pool FNS 419 C1
7,405,765	2.500%, 09/25/2028[4]	544,401
	Pool FNS 421 C4
4,917,047	4.500%, 01/25/2030[4]	547,178
	Pool FNS 421 C3
253,940	4.000%, 07/25/2030[4]	30,358
	Pool FNS 387 7
718,678	5.500%, 04/25/2038[4]	152,446
		1,274,383
	Federal National Mortgage
	Association Pool: 20.2%
	FN AL2519
1,574,532	4.500%, 07/01/2040	1,672,450
	FN AS5460
3,444,522	3.500%, 07/01/2045	3,505,049
	FN AS6520
3,459,762	3.500%, 01/01/2046	3,520,561
	FNMA-TBA
5,000,000	4.000%, 04/15/2041[10]	5,143,401
	FN MA3101
3,097,101	4.500%, 08/01/2047	3,245,552
	FN MA3415
4,367,278	4.000%, 07/01/2048	4,504,559
		21,591,572
	Federal National Mortgage
	Association REMICS: 3.8%
	Series FNR 1996-45 SI
730,652	4.765% (1 Month LIBOR
	USD + 7.250%), 02/25/2024[1,3,4]	64,767
	Series FNR 1997-65 SI
1,156,072	5.518% (1 Month LIBOR
	USD + 8.000%), 09/17/2027[1,3,4]	158,321
	Series FNR 2012-139 CI
9,722,849	3.000%, 12/25/2027[4]	763,665
	Series FNR 2013-29 BI
10,197,502	2.500%, 04/25/2028[4]	770,232
	Series FNR 2015-34 AI
7,616,660	4.500%, 06/25/2030[4]	441,482
	Series FNR 2002-60 FH
580,936	3.486% (1 Month LIBOR
	USD + 1.000%), 08/25/2032[1]	588,931
	Series FNR 2014-81 TI
918,275	4.500%, 12/25/2034[4]	128,012
	Series FNR 2013-22 TO
1,001,571	N/A%, 03/25/2043[8]	819,285
	Series FNR 2014-37 PI
1,866,045	5.500%, 06/25/2044[4]	316,587
		4,051,282
	Government National
	Mortgage Association: 8.5%
	Series GNR 2010-67 VI
886,813	5.000%, 05/20/2021[4]	45,286
	Series GNR 2014-74 GI
597,916	4.000%, 05/16/2029[4]	51,481
	Series GNR 2010-47 BX
565,818	4.068% (1 Month LIBOR
	USD + 6.550%), 08/16/2034[1,3,4]	73,486
	Pool G2 MA5711
4,981,122	4.500%, 01/20/2049	5,181,914
	Pool G2 MA5712
3,484,830	5.000%, 01/20/2049	3,651,648
		9,003,815
Total Mortgage Backed Securities
(Cost $51,674,720)		50,614,579
The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2019 (Continued)

Principal
Amount		Value
United States Government Securities: 4.4%

	United States Treasury
	Inflation Indexed Bonds
$1,993,740	0.875%, 01/15/2029	$2,057,962
1,020,740	1.000%, 02/15/2048	1,042,609
1,500,450	1.000%, 02/15/2049	1,539,779
		4,640,350
Total United States Government Securities
(Cost $4,524,944)		4,640,350
Total Bonds
(Cost $103,375,296)		103,236,576

Short-Term Investments: 1.7%
United States Government Securities: 0.9%

	United States Treasury Bills
500,000	2.325%, 06/20/2019[5,9]	497,379
500,000	2.648%, 11/07/2019[5,9]	492,911
		990,290
Total United States Government Securities
(Cost $989,579)		990,290

Shares
Money Market Funds: 0.8%

876,780	Morgan Stanley Institutional
	Liquidity Funds – Government
	Portfolio, 2.330%[6]	876,780

Total Money Market Funds
(Cost $876,780)		876,780
Total Short-Term Investments
(Cost $1,866,359)		1,867,070
Total Investments in Securities: 98.6%
(Cost $105,241,655)		105,103,646
Other Assets in Excess of Liabilities: 1.4%		1,466,395
Total Net Assets: 100.0%		$106,570,041

LIBOR – London Interbank Offered Rate
TBA – To Be Announced
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on March 31, 2019.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2019, the value of these securities amounted to $8,865,322, or 8.3% of net assets.

[3]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.
[4]	Interest only security.
[5]	Rate represents the yield to maturity from purchase price.
[6]	Annualized seven-day yield as of March 31, 2019.
[7]	Perpetual call date security. Date shown is next call date.
[8]	Zero coupon security.
[9]
The security or a portion of this security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts. As of March 31, 2019, the total value of securities designated as collateral was $578,453, or 0.5% of net assets.

[10]	Security purchased on a forward-commitment basis (“TBA Commitments”). As of March 31, 2019, the total value of TBA Commitments was $5,143,401, or 4.8% of net assets (see Note 2D).

Schedule of Futures Contracts at March 31, 2019

The Fund had the following futures contracts outstanding with Credit Suisse.

			Unrealized
Short Futures	Number of	Notional	Appreciation
Contracts Outstanding	Contracts	Amount	(Depreciation)
US 10 Year Treasury Note
CBT (06/2019)	(70)	$(8,695,313)	$3,906
US 10 Year Ultra
Treasury Future
(06/2019)	(105)	(13,942,031)	(291,094)
US 5 Year Treasury
Note CBT (06/2019)	(195)	(22,586,484)	(142,734)
		$(45,223,828)	$(429,922)

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2019

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $89,605,681,
$5,531,810,064, $108,292,121, $88,357,288, and
$105,241,655, respectively)	$128,679,312	$5,480,167,782	$131,253,349	$98,734,225	$105,103,646
Cash	16,351	—	10,131	—	—
Receivables:
Investment securities sold	—	1,288,809	5,000	—	7,324,845
Fund shares sold	5,401	10,309,851	58,833	48,509	48,995
Dividends and interest	157,712	83,927,998	892,635	43,589	692,861
Variation margin receivable	—	—	—	—	131,641
Prepaid expenses	10,532	65,287	12,941	16,965	14,595
Total assets	128,869,308	5,575,759,727	132,232,889	98,843,288	113,316,583

LIABILITIES
Payables:
Investment securities purchased	—	27,131,833	299,894	1,213,781	6,645,829
Fund shares redeemed	179,488	2,860,636	50,015	481,303	6,591
Investment advisory fees, net	89,293	3,317,190	111,269	90,685	39,725
Administration fees	9,258	327,015	10,395	3,575	8,465
Custody fees	1,462	48,562	2,087	1,290	1,857
Fund accounting fees	5,972	104,470	8,664	2,976	8,180
Transfer agent fees	7,223	435,044	8,773	3,385	5,580
Trustee fees	4,316	33,435	4,386	4,113	4,234
Audit fees	27,100	27,100	24,600	22,100	22,100
Chief Compliance Officer fees	1,389	1,389	1,389	694	1,389
Other accrued expenses	13,283	108,001	2,259	6,415	2,592
Total Liabilities	338,784	34,394,675	523,731	1,830,317	6,746,542
NET ASSETS	$128,530,524	$5,541,365,052	$131,709,158	$97,012,971	$106,570,041

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized):	$128,530,524	$5,541,365,052	$131,709,158	$97,012,971	$106,570,041
Shares (unlimited number of shares
authorized without par value)	7,911,108	501,373,006	9,212,711	8,040,988	10,509,189
Net assets value, offering, and
redemption price per share	$16.25	$11.05	$14.30	$12.06	$10.14

COMPONENTS OF NET ASSETS:
Paid-in capital	$85,482,075	$5,977,045,605	$108,750,031	$86,549,458	$107,554,065
Total distributable (accumulated) earnings (losses)	43,048,449	(435,680,553)	22,959,127	10,463,513	(984,024)
Net assets	$128,530,524	$5,541,365,052	$131,709,158	$97,012,971	$106,570,041

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2019

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of $66,153, $—, $41,442, $—,
and $—, respectively, in foreign
withholding taxes and issuance fees)	$1,770,106	$4,089,632	$1,247,110	$65,220	$—
Interest income	173,087	313,082,822	3,639,138	249,920	3,993,888
Other income	499	2,813	502	446	465
Total investment income	1,943,692	317,175,267	4,886,750	315,586	3,994,353

EXPENSES
Investment advisory fees	1,412,457	41,558,509	1,575,722	927,605	457,181
Administration fees	53,601	2,025,541	64,468	37,316	44,564
Fund accounting fees	35,257	656,096	54,408	30,880	44,168
Sub-transfer agent fees	30,084	4,112,173	39,465	18,145	13,424
Transfer agent fees	27,468	660,819	29,223	21,169	25,132
Audit fees	27,100	27,100	24,600	22,100	22,100
Registration fees	21,204	99,570	36,824	27,697	18,217
Trustee fees	14,348	114,503	14,739	13,828	13,962
Custody fees	8,043	301,607	11,265	8,156	10,241
Miscellaneous expense	6,430	106,980	10,664	7,462	8,135
Chief Compliance Officer fees	5,785	7,333	7,333	6,639	7,334
Legal fees	4,500	5,109	5,196	5,344	5,734
Insurance expense	2,979	16,991	2,989	2,694	2,774
Interest expense	6	—	2,426	—	—
Reports to shareholders	—	242,855	2,736	2,628	3,518
Futures commissions merchant interest expense	—	—	—	—	472
Total expenses	1,649,262	49,935,186	1,882,058	1,131,663	676,956
Fees recouped by the Adviser	—	—	—	24,139	7,529
Fees waived by the Adviser	(307,423)	—	—	—	(1,067)
Net expenses	1,341,839	49,935,186	1,882,058	1,155,802	683,418
Net investment income (loss)	601,853	267,240,081	3,004,692	(840,216)	3,310,935

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	15,429,883	(74,725,565)	349,890	4,819,573	(1,052,193)
Futures contracts	—	—	—	—	1,370,063
Change in net unrealized appreciation/depreciation on:
Investments	(2,990,460)	(49,822,002)	4,645,722	569,708	1,679,986
Futures contracts	—	—	—	—	472,266
Net realized and unrealized
gain (loss) on investments	12,439,423	(124,547,567)	4,995,612	5,389,281	2,470,122
Net increase in net assets
resulting from operations	$13,041,276	$142,692,514	$8,000,304	$4,549,065	$5,781,057

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$601,853	$790,070
Net realized gain on investments	15,429,883	41,651,365
Change in net unrealized appreciation/depreciation of investments	(2,990,460)	(28,585,468)
Net increase in net assets resulting from operations	13,041,276	13,855,967

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(27,635,589)	(63,758,477)[1]

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares[2]	(18,681,346)	(32,571,592)
Total decrease in net assets	(33,275,659)	(82,474,102)

NET ASSETS
Beginning of year	161,806,183	244,280,285
End of year	$128,530,524	$161,806,183

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $10,934,127 and net realized gain distributions of $52,824,350.
[2]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	246,375	$4,200,362	522,372	$13,685,553
Shares issued in reinvestment of distributions	1,847,073	26,413,151	3,041,088	59,696,556
Shares redeemed	(2,630,201)	(49,294,859)	(4,486,598)	(105,953,701)
Net decrease	(536,753)	$(18,681,346)	(923,138)	$(32,571,592)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$267,240,081	$260,632,040
Net realized gain (loss) on unaffiliated investments	(74,725,565)	3,748,349
Net realized loss on affiliated investments	—	(27,083,551)
Change in unrealized appreciation/depreciation on unaffiliated investments	(49,822,002)	(4,583,170)
Change in unrealized appreciation/depreciation on affiliated investments	—	26,240,140
Net increase in net assets resulting from operations	142,692,514	258,953,808

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(268,860,956)	(258,911,354)[1]

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change in outstanding shares[2]	(390,495,650)	643,943,118
Total increase in net assets	(516,664,092)	643,985,572

NET ASSETS
Beginning of year	6,058,029,144	5,414,043,572
End of year	$5,541,365,052	$6,058,029,144

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $258,911,354. Amount does not include net realized gain distributions.
[2]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	127,582,245	$1,423,245,743	151,424,243	$1,722,249,883
Shares issued in reinvestment of distributions	21,466,062	237,669,518	20,136,371	227,453,929
Shares redeemed	(185,134,130)	(2,051,410,911)	(114,885,351)	(1,305,760,694)
Net increase (decrease)	(36,085,823)	$(390,495,650)	56,675,263	$643,943,118

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,004,692	$4,906,594
Net realized gain on investments	349,890	13,106,335
Change in unrealized appreciation/depreciation on investments	4,645,722	(6,724,285)
Net increase in net assets resulting from operations	8,000,304	11,288,644

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(12,355,473)	(9,384,416)[1]

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares[2]	(42,791,543)	(19,432,462)
Total decrease in net assets	(47,146,712)	(17,528,234)

NET ASSETS
Beginning of year	178,855,870	196,384,104
End of year	$131,709,158	$178,855,870

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $6,046,114 and net realized gain distributions of $3,338,302.
[2]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	430,576	$6,384,986	1,023,950	$15,693,195
Shares issued in reinvestment of distributions	709,529	9,216,786	477,217	7,234,613
Shares redeemed	(3,957,773)	(58,393,315)	(2,765,063)	(42,360,270)
Net decrease	(2,817,668)	$(42,791,543)	(1,263,896)	$(19,432,462)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(840,216)	$(531,008)
Net realized gain on investments	4,819,573	7,996,511
Change in unrealized appreciation/depreciation on investments	569,708	6,831,494
Net increase in net assets resulting from operations	4,549,065	14,296,997

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(6,262,304)	(9,067,745)[1]

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares[2]	35,340,637	14,363,186
Total increase in net assets	33,627,398	19,592,438

NET ASSETS
Beginning of year	63,385,573	43,793,135
End of year	$97,012,971	$63,385,573

[1]	As disclosed at March 31, 2018, includes net realized gain distributions of $9,067,745. Amount does not include net investment income distributions.
[2]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	5,316,341	$68,102,512	561,757	$6,686,153
Shares issued in reinvestment of distributions	230,224	2,320,663	828,130	8,894,113
Shares redeemed	(2,908,409)	(35,082,538)	(108,870)	(1,217,080)
Net increase	2,638,156	$35,340,637	1,281,017	$14,363,186

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,310,935	$2,897,814
Net realized gain on investments and futures contracts	317,870	22,208
Change in net unrealized appreciation/depreciation on investments and futures contracts	2,152,252	(2,768,386)
Net increase in net assets resulting from operations	5,781,057	151,636

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,588,745)	(3,507,176)[1]

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares[2]	2,185,449	58,776,186
Total increase in net assets	4,377,761	55,420,646

NET ASSETS
Beginning of year	102,192,280	46,771,634
End of year	$106,570,041	$102,192,280

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $3,067,083 and net realized gain distributions of $440,093.
[2]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	1,841,037	$18,436,667	6,629,022	$67,966,198
Shares issued in reinvestment of distributions	96,046	961,990	89,020	904,827
Shares redeemed	(1,720,154)	(17,213,208)	(997,470)	(10,094,839)
Net increase	216,929	$2,185,449	5,720,572	$58,776,186

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$19.15	$26.07	$25.14	$34.90	$35.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.08	0.09	0.06	0.09	0.26
Net realized and unrealized gain (loss) on investments	1.24	1.67	2.70	(4.10)	2.55
Total from investment operations	1.32	1.76	2.76	(4.01)	2.81

LESS DISTRIBUTIONS:
From net investment income	(0.76)	(1.49)	(0.29)	(0.15)	(0.50)
From net realized gain	(3.46)	(7.19)	(1.54)	(5.60)	(2.50)
Total distributions	(4.22)	(8.68)	(1.83)	(5.75)	(3.00)
Paid-in capital from redemption fees	—	—	—	—	0.00 [2]
Net asset value, end of year	$16.25	$19.15	$26.07	$25.14	$34.90
Total return	9.86%	5.94%	11.33%	(11.35)%	8.70%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$128.5	$161.8	$244.3	$717.4	$1,178.2
Portfolio turnover rate	43%	47%	50%	20%	29%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.17%	1.14%	1.11%	1.02%	0.98%
After fees/expenses waived or recouped	0.95%	1.12%[3]	1.11%	1.02%	0.98%

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.21%	0.36%	0.25%	0.31%	0.74%
After fees/expenses waived or recouped	0.43%	0.38%[3]	0.25%	0.31%	0.74%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets. Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.27	$11.26	$10.57	$11.46	$11.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.50	0.51	0.57	0.60	0.63
Net realized and unrealized gain (loss) on investments	(0.21)	0.00 [2]	0.69	(0.87)	(0.50)
Total from investment operations	0.29	0.51	1.26	(0.27)	0.13

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.50)	(0.57)	(0.62)	(0.64)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.51)	(0.50)	(0.57)	(0.62)	(0.66)
Paid-in capital from redemption fees	—	—	—	—	0.00 [2]
Net asset value, end of year	$11.05	$11.27	$11.26	$10.57	$11.46
Total return	2.67%	4.64%	12.18%	(2.39)%	1.12%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,541.4	$6,058.0	$5,414.0	$4,766.9	$6,030.2
Portfolio turnover rate	46%	53%	37%	31%	58%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.82%	0.82%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	4.52%	4.49%	5.17%	5.42%	5.38%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.87	$14.77	$13.32	$15.34	$15.15

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.28	0.39	0.43	0.37	0.38
Net realized and unrealized gain (loss) on investments	0.44	0.49	1.53	(1.82)	0.53
Total from investment operations	0.72	0.88	1.96	(1.45)	0.91

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.50)	(0.51)	(0.39)	(0.40)
From net realized gain	(0.92)	(0.28)	—	(0.18)	(0.32)
Total distributions	(1.29)	(0.78)	(0.51)	(0.57)	(0.72)
Paid-in capital from redemption fees	—	—	—	—	0.00 [2]
Net asset value, end of year	$14.30	$14.87	$14.77	$13.32	$15.34
Total return	5.69%	5.86%	14.91%	(9.40)%	6.30%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$131.7	$178.9	$196.4	$276.5	$339.3
Portfolio turnover rate	47%	55%	53%	44%	43%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.19%	1.15%	1.15%	1.13%	1.13%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	1.91%	2.56%	3.06%	2.56%	2.49%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each year/period
			Period from
			November 30, 2016
	Year Ended March 31,		through
	2019	2018	March 31, 2017[1]
Net asset value, beginning of year/period	$11.73	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss[2]	(0.11)	(0.12)	(0.05)
Net realized and unrealized gain on investments	1.25	3.26	0.67
Total from investment operations	1.14	3.14	0.62

LESS DISTRIBUTIONS:
From net investment income	—	—	—
From net realized gain	(0.81)	(2.03)	—
Total distributions	(0.81)	(2.03)	—
Net asset value, end of year/period	$12.06	$11.73	$10.62
Total return	11.12%	31.21%	6.30%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$97.0	$63.4	$43.8
Portfolio turnover rate	215%	219%	62%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.22%	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.25%[5]	1.27%[5]	1.50%[4]

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.88)%	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(0.91)%[5]	(1.02)%[5]	(1.38)%[4]
[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each year/period
			Period from
			December 30, 2016
	Year Ended March 31,		through
	2019	2018	March 31, 2017[1]
Net asset value, beginning of year/period	$9.93	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.33	0.35	0.04
Net realized and unrealized gain (loss) on investments	0.23	(0.26)	0.22
Total from investment operations	0.56	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.35)	(0.03)
From net realized gain	(0.01)	(0.04)	—
Total distributions	(0.35)	(0.39)	(0.03)
Net asset value, end of year/period	$10.14	$9.93	$10.23
Total return	5.78%	0.89%	2.65%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$106.6	$102.2	$46.8
Portfolio turnover rate	163%	138%	27%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.67%	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.68%	0.75%	0.75%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	3.27%	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	3.26%	3.42%	1.50%[4]

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2019

Note 1 – Organization
The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of March 31, 2019:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1]	$116,675,480	$—	$—	$116,675,480
Partnerships & Trusts[1]	6,147,521	—	—	6,147,521
Corporate Bonds[1]	—	1,997,627	—	1,997,627
Short-Term Investments	3,858,684	—	—	3,858,684
Total Assets	$126,681,685	$1,997,627	$—	$128,679,312

[1] See Schedule of Investments for industry breakouts.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1,2]	$39,606,889	$—	$104,479,499	$144,086,388
Convertible Preferred Stocks[1]	—	50,021,475	—	50,021,475
Corporate Bonds[1,2]	—	3,847,320,118	198,080,230	4,045,400,348
Convertible Bonds[1]	—	475,275,274	—	475,275,274
Private Mortgage-
Backed Obligations[1,2]	—	—	22,450,459	22,450,459
Short-Term Investments[1]	302,649,979	440,283,859	—	742,933,838
Total Assets	$342,256,868	$4,812,900,726	$325,010,188	$5,480,167,782

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Corporate	Private Mortgage-	Senior
	Common Stocks	Bonds	Backed Obligations	Corporate Notes	Total
Balance as of March 31, 2018	$—	$232,041,893	$21,807,000	$6,579,521	$260,428,414
Acquisitions	146,373,981	14,455,000	—	—	160,828,981
Dispositions	—	(30,031,110)	—	(6,579,521)	(36,610,631)
Accrued discounts/premiums	—	121,331	—	—	121,331
Realized loss	—	(61,227,993)	—	—	(61,227,993)
Change in unrealized
appreciation/depreciation	(41,894,482)	42,721,109	643,459	—	1,470,086
Transfer into and/or
out of Level 3	—	—	—	—	—
Balance as of March 31, 2019	$104,479,499	$198,080,230	$22,450,459	$—	$325,010,188
Change in unrealized
appreciation/depreciation
for Level 3 investments held
at March 31, 2019	$(41,894,482)	$2,417,196	$643,459	$—	$(38,833,827)

	Fair Value at
Security Type	3/31/2019	Valuation Technique	Unobservable Input	Input Value(s)
Common Stocks	$104,479,499	Issue Price	Market data	$44,360.79
		Broker Quotes	Market data	$37.00
		Estimated Proceeds	Market data	$0.000751
Corporate Bonds	$198,080,230	Issue Price	Market data	$100.00
		Comparable Securities	Adjustment to yield	(97) bps – 150 bps
Private Mortgage-
Backed Obligations	$22,450,459	Discounted Cash Flow[1]	Adjustment to yield	244 bps

[1]	Valuation technique changed from issue price to discounted cash flow method as credit risk was quantified for input into the valuation model.

Significant increases (decreases) in any of these inputs in isolation would result in significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s Board of Trustees has established a Valuation Committee to oversee valuation techniques in accordance with the adopted valuation procedures.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1,2]	$79,307,655	$—	$893,069	$80,200,724
Convertible Preferred Stocks[1]	—	1,020,847	—	1,020,847
Partnerships & Trusts[1]	6,086,277	—	—	6,086,277
Corporate Bonds[1,2]	—	30,491,473	4,488,884	34,980,357
Convertible Bonds[1]	—	5,277,544	—	5,277,544
Private Mortgage-
Backed Obligations[1,2]	—	—	660,944	660,944
Short-Term Investments	3,026,656	—	—	3,026,656
Total Assets	$88,420,588	$36,789,864	$6,042,897	$131,253,349

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Corporate	Private Mortgage-	Senior
	Common Stocks	Bonds	Backed Obligations	Corporate Notes	Total
Balance as of March 31, 2018	$—	$5,697,284	$642,000	$132,305	$6,471,589
Acquisitions	1,239,220	245,000	—	—	1,484,220
Dispositions	—	(604,449)	—	(132,305)	(736,754)
Accrued discounts/premiums	—	1,707	—	—	1,707
Realized loss	—	(2,283,750)	—	—	(2,283,750)
Change in unrealized
appreciation/depreciation	(346,151)	1,433,092	18,944	—	1,105,885
Transfer into and/or out of Level 3	—	—	—	—	—
Balance as of March 31, 2019	$893,069	$4,488,884	$660,944	$—	$6,042,897
Change in unrealized
appreciation/depreciation for
Level 3 investments held
at March 31, 2019	$(346,151)	$64,058	$18,944	$—	$(263,149)

	Fair Value at
Security Type	3/31/2019	Valuation Technique	Unobservable Input	Input Value(s)
Common Stocks	$893,069	Issue Price	Market data	$44,360.79
		Broker Quotes	Market data	$37.00
		Estimated Proceeds	Market data	$0.000751
Corporate Bonds	$4,488,884	Issue Price	Market data	$100.00
		Comparable Securities	Adjustment to yield	(97) bps – 150 bps
Private Mortgage-
Backed Obligations	$660,944	Discounted Cash Flow[1]	Adjustment to yield	244 bps

[1]	Valuation technique changed from issue price to discounted cash flow method as credit risk was quantified for input into the valuation model.

Significant increases (decreases) in any of these inputs in isolation would result in significantly higher (lower) fair value measurement.  Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s Board of Trustees has established a Valuation Committee to oversee valuation techniques in accordance with the adopted valuation procedures.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1]	$82,496,845	$—	$—	$82,496,845
Short-Term Investments	16,237,380	—	—	16,237,380
Total Assets	$98,734,225	$—	$—	$98,734,225

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds[1]	$—	$43,468,824	$—	$43,468,824
Asset Backed Securities	—	4,512,823	—	4,512,823
Mortgage Backed Securities	—	50,614,579	—	50,614,579
United States Government Securities[2]	—	4,640,350	—	4,640,350
Short-Term Investments	876,780	990,290	—	1,867,070
Total Assets:	$876,780	$104,226,866	$—	$105,103,646
Other Financial Instruments[3]:
Interest Rate Contracts – Futures	$(429,922)	$—	$—	$(429,922)

[1]	See Schedule of Investments for industry breakouts.
[2]	See Schedule of Investments for security type breakouts.
[3]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the net unrealized appreciation/(depreciation) on the investment.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the year ended March 31, 2019, was $45,892,595. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of March 31, 2019:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2019		March 31, 2019
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate	Variation
Contracts – Futures	margin receivable	$131,641	None	$ —

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2019:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized Gain
Contracts – Futures	(Loss) on Investments	$1,370,063	$472,266

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the year ended March 31, 2019.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the year ended March 31, 2019. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the year ended March 31, 2019.

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

Statements of Assets and Liabilities

Fair values of TBA Commitments as of March 31, 2019:

Osterweis Total Return Fund

	Assets as of		Liabilities as of
	March 31, 2019		March 31, 2019
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
TBA Commitments	None	$ —	Payable for investment
			securities purchased	$5,143,401

Statements of Operations

The effect of TBA Commitments on the Statements of Operations for the year ended March 31, 2019:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Investments	(Loss) on Investments	on Investments
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
TBA Commitments	Realized and Unrealized Gain
	(Loss) on Investments	$ —	$(3,083)

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of year end, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	651,810
Osterweis Emerging Opportunity Fund	223,564	1,951,439
Osterweis Total Return Fund	—	874,115

As of year end, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(27,774,657)	(363,595,027)
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

As of March 31, 2019, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2019, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

K.
Offsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2019:

Osterweis Total Return Fund

		Gross Amounts	Net Amounts		Cash
		Offset in the	Presented in		Collateral
	Gross	Statements of	the Statements of	Financial	Pledged	Net
Description	Amounts	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Assets
Interest Rate
Contracts – Futures[1]	$131,641	$—	$131,641	$—	$—	$131,641
Liabilities
TBA Commitments[2]	5,143,401	—	5,143,401	—	—	5,143,401

[1]	Counterparty is Credit Suisse
[2]	Counterparty is Goldman Sachs & Co.

L.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of each Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

M.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2019, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Osterweis Fund	$(7,561,367)	$7,561,367
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	53,616	(53,616)
Osterweis Emerging Opportunity Fund	(2,031,111)	2,031,111
Osterweis Total Return Fund	—	—

These permanent difference primarily relate to equalization and/or disposition of certain partnership investments.

N.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in ASU No. 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU No. 2017-08 does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. ASU No. 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures for the year ended March 31, 2019.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

O.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions
Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Strategic Investment Fund, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2019 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.25% and 0.75%, respectively. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. For the year ended March 31, 2019, the Adviser waived $307,423 in fees in the Osterweis Fund and $1,067 in the Osterweis Total Return Fund and recouped $24,139 in fees in the Osterweis Emerging Opportunity Fund and $7,529 in fees in the Osterweis Total Return Fund. As of March 31, 2019, the remaining cumulative amount the Adviser may be reimbursed is $357,688 for the Osterweis Fund and $1,067 for the Osterweis Total Return Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2021	March 31, 2022	Total
Osterweis Fund	$50,265	$307,423	$357,688
Osterweis Total Return Fund	—	1,067	1,067

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the year ended March 31, 2019, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 – Purchases and Sales of Securities
For the year ended March 31, 2019, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Osterweis Fund	$58,203,101	$101,972,286
Osterweis Strategic Income Fund	2,224,102,709	2,346,828,606
Osterweis Strategic Investment Fund	69,633,171	117,183,713
Osterweis Emerging Opportunity Fund	192,610,549	169,413,843
Osterweis Total Return Fund	157,170,790	150,231,991

For the year ended March 31, 2019, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales
Osterweis Total Return Fund	$30,045,938	$16,211,168

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the year ended March 31, 2019.

Note 5 – Distributions to Shareholders
The tax character of distributions paid during the year ended March 31, 2019, and the year ended March 31, 2018, was as follows:

	Ordinary Income
	March 31, 2019	March 31, 2018
Osterweis Fund	$5,122,259	$11,001,629
Osterweis Strategic Income Fund	268,860,956	258,911,354
Osterweis Strategic Investment Fund	3,521,324	6,046,114
Osterweis Emerging Opportunity Fund	2,621,471	3,945,692
Osterweis Total Return Fund	3,455,188	3,251,286

	Long-Term Capital Gains[1]
	March 31, 2019	March 31, 2018
Osterweis Fund	$22,513,330	$52,756,848
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	8,834,149	3,338,302
Osterweis Emerging Opportunity Fund	3,640,833	5,122,053
Osterweis Total Return Fund	133,557	255,890

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Osterweis Funds | Notes to Financial Statements at March 31, 2019 (Continued)

The cost basis of investments for federal income tax purposes at year end, was as follows:

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$87,665,746	$5,536,693,963	$108,321,246	$89,011,507	$105,263,935
Gross tax unrealized appreciation	41,929,586	73,797,484	25,792,358	13,981,136	1,306,986
Gross tax unrealized depreciation	(916,020)	(130,323,665)	(2,860,255)	(4,258,418)	(1,467,275)
Net tax unrealized
appreciation/depreciation	41,013,566	(56,526,181)	22,932,103	9,722,718	(160,289)
Undistributed ordinary income	306,074	12,215,312	678,834	—	50,380
Undistributed long-term capital gain	1,728,809	—	—	2,915,798	—
Total distributable earnings	2,034,883	12,215,312	678,834	2,915,798	50,380
Other accumulated gain/(loss)	—	(391,369,684)	(651,810)	(2,175,003)	(874,115)
Total accumulated gain/(loss)	$43,048,449	$(435,680,553)	$22,959,127	$10,463,513	$(984,024)

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Note 6 – Credit Facility
U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2019, are as follows:

				Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total Return
	Osterweis Fund	Income Fund	Investment Fund	Fund	Fund
Maximum available credit	$30,000,000	$300,000,000	$30,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	49,000	—	11,409,000	—	—
Average balance when in use	49,000	—	1,538,000	—	—
Credit facility outstanding as
of March 31, 2019	—	—	—	—	—
Average interest rate when in use	5.00%	—	5.41%	—	—

Interest expenses for the year ended March 31, 2019, are disclosed in the Statements of Operations, if applicable.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Osterweis Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended (with respect to Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund, the changes in net assets and the financial highlights for the periods indicated within the financial statements), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2019

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2019 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 – March 31, 2019).

Actual Expenses

The “Actual” line for each of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2019 (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	October 1, 2018	March 31, 2019	During the Period[1]
Osterweis Fund
Actual	$1,000.00	$1,015.80	$4.77
Hypothetical (5% annual return before expenses)	1,000.00	1,020.19	4.78

Strategic Income Fund
Actual	1,000.00	1,003.30	4.25
Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	4.28

Strategic Investment Fund
Actual	1,000.00	999.10	6.08
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.14

Emerging Opportunity Fund
Actual	1,000.00	902.60	5.93
Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.29

Total Return Fund
Actual	1,000.00	1,028.20	3.39
Hypothetical (5% annual return before expenses)	1,000.00	1,021.59	3.38

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.85%, 1.22%, 1.25% and 0.67% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered investment	5	Independent
(born 1955)		Term; Since	adviser, Productive Capital Management, Inc.;		Trustee for the
c/o U.S. Bank Global		November	formerly, Chief Administrative Officer, Senior		William Blair Funds
Fund Services		2018.	Vice President and Senior Managing Director		(2013 to present)
2020 E. Financial Way			of Allegiant Asset Management Company		(21 series);
Suite 100			(merged with PNC Capital Advisors, LLC in 2009);		Independent
Glendora, CA 91741			formerly, Chief Administrative Officer, Chief		Trustee for the
			Compliance Officer and Senior Vice President of		AmericaFirst
			PNC Funds and PNC Advantage Funds (f/k/a		Quantitative Funds
			Allegiant Funds) (registered investment companies).		(2012 to 2016).
Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	5	Director,
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		PNC Funds
c/o U.S. Bank Global	Trustee	May 1991.	Chief Operating Officer, Integrated Asset		(23 series),
Fund Services			Management (investment adviser and manager)		PNC Advantage
2020 E. Financial Way			and formerly, President, Value Line, Inc.		Funds (1 series).
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741
Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	5	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bank Global		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate.)
Glendora, CA 91741
Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer, Tidal ETF Services Co.	5	Former Interested
(born 1973)		Term; Since	(2018 to present); formerly, Chief Operating Officer,		Trustee, Direxion
c/o U.S. Bank Global		September	Direxion Funds (2013 to 2018); formerly, Senior Vice		Funds (22 series),
Fund Services		2011.	President and Chief Financial Officer (and other		Direxion Shares ETF
2020 E. Financial Way			positions), U.S. Bancorp Fund Services, LLC.		Trust (112 series)
Suite 100					and Direxion
Glendora, CA 91741					Insurance Trust
(2013 to 2018).
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	5	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bank Global		May 1991.	software).
Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive	5	Independent
(born 1950)		Term; Since	Vice President, Investment Company Administration,		Trustee, AMG
c/o U.S. Bank Global		May 1991.	LLC (mutual fund administrator).		Funds (61 series);
Fund Services					Advisory Board
2020 E. Financial Way					Member,
Suite 100					Sustainable
Glendora, CA 91741					Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice President, U.S. Bancorp Fund	Not	Not
(born 1968)		Term; Since	Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2013.
Fund Services	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741
Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1973)	President	Term; Since	LLC, since June 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2017.
Fund Services	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Officers of the Trust
Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services, LLC since October 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2017.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	July 2011.	since August 2004.
Fund Services	Anti-	Indefinite
615 East Michigan St.	Money	Term; Since
Milwaukee, WI 53202	Laundering	July 2011.
Officer
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Additional Information

Federal Tax Information (Unaudited)

For the year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	47.77%
Osterweis Strategic Income Fund	1.57%
Osterweis Strategic Investment Fund	35.41%
Osterweis Emerging Opportunity Fund	3.08%
Osterweis Total Return Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2019, was as follows:

Osterweis Fund	31.34%
Osterweis Strategic Income Fund	1.57%
Osterweis Strategic Investment Fund	24.66%
Osterweis Emerging Opportunity Fund	3.08%
Osterweis Total Return Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the year ended March 31, 2019, was as follows (unaudited).

Osterweis Fund	3.35%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	0.00%
Osterweis Emerging Opportunity Fund	100.00%
Osterweis Total Return Fund	0.00%

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 (1-800-732-0330). The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free (866) 236-0050.

Additional Information

Householding

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPANN – 0319

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mses. Dorothy A. Berry and Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$21,900	$21,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Emerging Opportunity Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Total Return Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Emerging Opportunity Fund

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Total Return Fund

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 7, 2019

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    June 7, 2019

* Print the name and title of each signing officer under his or her signature.